SCHEDULE 14A INFORMATION

Table of Contents

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
    (Name of registrant as specified in its charter)
      NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
      The Board recommends that you vote FOR the proposals.
      MONTEAGLE FUNDS
      NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN THE DATE, SIGN, AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU CAN ALSO VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
      QUESTIONS AND ANSWERS
      Proposals I and II:
      Q. How will the change in control or the approval of New Management Agreements affect me as a Fund shareholder?
      A. No Fund’s investment objectives or investment strategies will change as a result of the approval of the New Management Agreements, New Subadvisory Agreements or change in control, and you will still own the same shares in each Fund. The terms of the New Management Agreements and New Subadvisory Agreements are substantially similar to those in the Current Advisory Agreement and Current Subadvisory Agreements, respectively, in all material respects, except that (1) there will be a new commencement date and initial term and (2) that the Funds will be responsible for fees related to the Chief Compliance Officer and compliance related services.
      The Chief Compliance Officer and the compliance related services are equally shared by the Trust and the Adviser whereby fifty percent (50%) of the total of these fees is borne by the Trust on behalf of the Monteagle Select Value Fund, the Monteagle Fixed Income Fund, the Monteagle Quality Growth Fund, the Texas Fund and the Smart Diversification Fund and the remaining fifty percent (50%) is borne by the Adviser.   The fees for these services attributed to the Monteagle Opportunity Equity Fund are satisfied under the terms of the Operating Services Agreement between the Trust and the Adviser, which will remain unchanged.   As a result of the change in control of the Adviser, the Chief Compliance Officer and compliance related services of the Adviser will be paid under a separate agreement between the Adviser and its Chief Compliance Officer.   The amount and the allocation of the method of the fees attributed to the Chief Compliance Officer and compliance related services on behalf of the Trust as set forth under a new Compliance Services Agreement will be identical to those currently being paid. Accordingly, Management anticipates that because the new Compliance Services Agreement will have the same fees which are currently being paid by the Trust, there will be no change in the associated Chief Compliance Officer and compliance-related service fees borne by each Fund’s shareholders upon this approval. These fees and expenses will be subject to change at the discretion of the Trustees under the Compliance Services Agreement.
      Q. Will there be any changes to the fee rates payable to the Adviser?
      Q. Will there be any changes to the fee rates payable to each Subadviser?
      Q: Will there be any changes to Fund fees and expenses under the New Management Agreements?
      Q. Will there be any changes to the Funds’ portfolio managers?
      Q. Will the Funds’ names change as a result of the change in control?
      Q. Has the Board of Trustees approved the New Management Agreements and New Subadvisory Agreements and how do the Trustees of the Funds recommend that I vote?
      Q. Are there risks associated with the revised fundamental investment restriction on borrowing?
      Q. Has the Board of Trustees approved the revised fundament investment restriction on borrowing and how do the Trustees of the Funds recommend that I vote?
      Q. Has the Board of Trustees approved the adjournment proposal and how do the Trustees of the Funds recommend that I vote?
      Q. Why are you sending me this information?
      Q. Who will bear the costs related to this proxy solicitation?
      Q. Who is entitled to vote?
      Q. When and where will the Meeting be held?
      Q. How do I vote my shares?
      Q. What vote is required to approve the Proposals?
      Q: Is my vote important?
      Q. May I revoke my proxy?
      Q. How can I obtain a copy of each Fund’s annual or semi-annual report?
      Q. Whom should I call for additional information about this Proxy Statement?
      2506 Winford Avenue
      PROXY STATEMENT
      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSALS I, II, III AND IV.
      PROPOSAL I
      Comparison of Current Management Agreements and New Management Agreements
      Board Considerations
      Information Regarding the Adviser
      Vote Required
      Recommendation of the Board
      Comparison of Current Subadvisory Agreements and New Subadvisory Agreements
      Board Considerations
      Information Regarding each Subadviser
      Vote Required
      PROPOSAL III
      APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING
      Proposed Fundamental Policy
      Discussion of Proposal III
      Vote Required
      ADDITIONAL INFORMATION
      If you simply sign the proxy card without specifying an instruction, the proxy card will be voted in accordance with the recommendation of the Trust’s Board with respect to each Proposal considered at the Meeting.
      Instructions For Executing Voting Instructions
      THE TRUST WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL AND SEMI-ANNUAL REPORTS. SHAREHOLDERS CAN REQUEST A COPY BY (1) CALLING 1-888-263-5593 OR (2) WRITING TO THE FUND AT 8000 TOWN CENTRE DRIVE, SUITE 400, BROADVIEW HEIGHTS, OHIO 44147. EACH SHAREHOLDER SHOULD RECEIVE A COPY OF THE PROXY MATERIALS,

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MONTEAGLE FUNDS

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2506 Winford Avenue
Nashville, TN 37211

on behalf of its separate series

Monteagle Fixed Income Fund
Monteagle Quality Growth Fund
Monteagle Select Value Fund
The Texas Fund
Monteagle Opportunity Equity Fund
Smart Diversification Fund

A Message from the President of the Trust

November 11, 2019

Dear Shareholder:

I am writing to ask for your vote on a series of important matters concerning your investment in the series (each a “Fund” or “Monteagle Fund” and collectively, the “Funds” or the “Monteagle Funds”) of the Monteagle Funds (the “Trust”). This proxy statement asks you to consider and vote on four (4) proposals in connection with a change in control of Nashville Capital Corporation (“NCC” or the “Adviser”), the investment adviser to the Funds, and amendments to certain Funds’ fundamental investment restriction on borrowing (the “Proposals”), as follows:

(I)

To approve a new management agreement between the Trust, on behalf of each of its Funds as listed below, and Nashville Capital Corporation, the Adviser (“Proposal I”). (Shareholders of each Fund, voting separately, must approve this proposal with respect to the Fund in which they are a shareholder.) Investment advisory fees and expenses are remaining the same.

(a)

Monteagle Fixed Income Fund – Approval of a new management agreement with Nashville Capital Corporation;

(b)

Monteagle Quality Growth Fund – Approval of a new management agreement with Nashville Capital Corporation;

(c)

Monteagle Select Value Fund – Approval of a new management agreement with Nashville Capital Corporation;

(d)

The Texas Fund – Approval of a new management agreement with Nashville Capital Corporation;

(e)

Monteagle Opportunity Equity Fund – Approval of a new management agreement with Nashville Capital Corporation; and

(f)

Smart Diversification Fund – Approval of a new management agreement with Nashville Capital Corporation.

(II)

To approve a new investment subadvisory agreement among the Trust, on behalf of each Fund, the Adviser and its subadviser as listed below (“Proposal II”). (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Investment subadvisory fees and expenses are remaining the same.

(a)

Monteagle Fixed Income Fund – Approval of a new investment subadvisory agreement with Howe and Rusling, Inc.;

(b)

Monteagle Quality Growth Fund – Approval of a new investment subadvisory agreement with Howe and Rusling, Inc.;

(c)

Monteagle Select Value Fund – Approval of a new investment subadvisory agreement with Parkway Advisors, LP;

(d)

The Texas Fund – Approval of a new investment subadvisory agreement with J. Team Financial, Inc. d/b/a Team Financial Strategies;

(e)

Monteagle Opportunity Equity Fund – Approval of a new investment subadvisory agreement with G.W. Henssler & Associates, Ltd.; and

(f)

Smart Diversification Fund – Approval of a new investment subadvisory agreement with Luken Investment Analytics, LLC.

(III)

As to the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund, to revise each Funds’ fundamental investment restriction with respect to borrowing money (“Proposal III”);

(IV)

If necessary, to adjourn the Meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the proposals on behalf of each Fund (“Proposal IV”); and

(V)

To transact of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

These items are discussed in greater detail in the attached Proxy Statement.

A special meeting of shareholders of the Funds has been scheduled for December 16, 2019 at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, at 10:00 a.m. Eastern Time (the “Meeting”) for the purpose of considering these Proposals. In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof. Shareholders of record of any Fund as of the close of business on October 18, 2019 are entitled to vote at the Meeting and any adjournment or postponement thereof.

In Proposal I, shareholders of each Fund are asked to approve a new management agreement (each a “New Management Agreement” and collectively, the “New Management Agreements”) with the Adviser on terms substantially similar to those of the Fund’s current management agreement (each a “Current Management Agreement” and collectively, the “Current Management Agreements”). On November 1, 2019 the holders of all of the shares in NCC, the adviser of each of the separate series of the Monteagle Funds, completed the sale of 100% of their ownership in NCC to Renasant Bank, a Mississippi banking corporation headquartered in Tupelo, Mississippi (the “Transaction”). The Transaction is deemed to be an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the management agreement for each of the Monteagle Funds. Under the terms of each Current Management Agreement, and as required by the 1940 Act, the management agreement automatically terminates in the event of its assignment. The change in control of the Adviser is not expected to have a material effect on the Adviser’s management of the Trust.  Until such time as the shareholders of each Monteagle Fund approve the New Management Agreement or one hundred and fifty (150) days after the effective date to the Transaction, whichever shall occur first, each Fund, pursuant to Board approval on behalf of each Fund, has entered into an Interim Management Agreement.  Except for certain additional provisions required by Rule 15a-4 under the 1940 Act, including a requirement to escrow the Adviser’s fees during the interim period, the Interim Management Agreements contain the same terms as each Fund’s Current Management Agreement.

In Proposal II, shareholders of each Fund are asked to approve a new subadvisory agreement (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) between the Adviser, the Trust, on behalf of each Fund, and each Fund’s Subadviser on terms substantially similar to those of the Fund’s current subadvisory agreement (each a “Current Subadvisory Agreement” and collectively, the “Current Subadvisory Agreements”). Each Current Subadvisory Agreement provides for its automatic termination upon the termination of the applicable Current Management Agreement. As explained above, the Transaction resulted in the termination of each Current Management Agreement which, in turn, resulted in the termination of each Current Subadvisory Agreement. The New Subadvisory Agreement for each subadvised Monteagle Fund will be substantially similar to each Fund’s Current Subadvisory Agreement.  Until such time as the shareholders of each Monteagle Fund approve the New Subadvisory Agreement or one hundred and fifty (150) days after the date of the Transaction, whichever shall occur first, each Fund, pursuant to Board approval on behalf of each Fund, has entered into an Interim Subadvisory Agreement. Except for certain additional provisions required by Rule 15a-4 under the

1940 Act, the Interim Subadvisory Agreements for each Fund contain the same terms as each Fund’s Current Subadvisory Agreement.

In Proposal III, shareholders of the applicable Funds are asked to approve a change to certain Funds’ fundamental investment restriction relating to borrowing money. The 1940 Act requires all mutual funds (such as the Monteagle Funds) to adopt certain “fundamental” investment restrictions with respect to several specific types of investment activities. Fundamental investment restrictions cannot be changed without shareholder approval. The amendment described in Proposal III is intended to clarify these Funds’ existing investment restriction relating to borrowing money.  Proposal III does not apply to the Monteagle Opportunity Equity Fund or the Smart Diversification Fund.

In Proposal IV, if there are insufficient votes with respect to a Fund at the time of the Meeting to approve Proposals I, II or III, the Meeting may be adjourned to another time or place, if necessary, to solicit additional proxies. If the number of votes for each Fund present in person or by proxy at the Meeting and voting in favor of any of Proposals I, II or III is insufficient to adopt such proposal(s), the Trust intends to move to adjourn the Meeting so that the Board may solicit additional proxies for approval of the relevant proposal(s).  In that event, the Trust will ask its shareholders to vote only upon the adjournment proposal and not on Proposals I, II or III.  In this proposal, the Trust is asking each Fund’s shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Meeting to another time and place for the purpose of soliciting additional proxies, including the solicitation of proxies from Fund shareholders who have previously voted.

After careful consideration, the Board unanimously recommends that you vote “FOR” each Proposal.

A Notice of Special Meeting of Shareholders is enclosed, followed by a proxy statement relating to the Proposals (the “Proxy Statement”). Please review the enclosed Proxy Statement for a more detailed description of the Proposals.

Your vote is very important to us regardless of the number of shares attributable to your account. Please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on December 16, 2019. Voting is quick and easy. Whether or not you plan to attend the meeting, we ask that you please vote promptly. Shareholders may authorize their proxy by telephone or the internet. Alternatively, shareholders may submit voting instructions by signing and dating the proxy card and returning it in the accompanying postage-paid envelope. As an alternative to voting by mail, the telephone or the internet, you may also vote in person if you attend the meeting.

We appreciate the time and consideration I am certain you will give these important matters. If you have any questions after considering the enclosed materials and the proposals, please call Shareholder Services at (888) 263-5593 or contact your financial advisor. Thank you for your continued support of the Monteagle Funds.

Sincerely,

Paul B. Ordonio, Esq.
President, Monteagle Funds

2506 Winford Avenue
Nashville, TN 37211

on behalf of its separate series

Monteagle Fixed Income Fund
Monteagle Quality Growth Fund
Monteagle Select Value Fund
The Texas Fund
Monteagle Opportunity Equity Fund
Smart Diversification Fund

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal notice for your Fund’s special shareholder meeting. It tells you what matters will be voted on and the time and place of the special meeting, in case you wish to attend in person.

To the shareholders of the Monteagle Funds listed above:

Notice is hereby given that a Special Meeting (the “Meeting”) of the shareholders of Monteagle Funds (“Monteagle” or the “Trust”) and each series of the Trust (each a “Fund” or “Monteagle Fund” and collectively, the “Funds” or the “Monteagle Funds”) will be held at 10:00 a.m. Eastern Time on December 16, 2019, at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 to vote on the following four (4) proposals (each a “Proposal”):

(I)

To approve a new management agreement between the Trust, on behalf of each of its Funds, and Nashville Capital Corporation, the Adviser (“Proposal I”). (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Investment advisory fees and expenses are remaining the same.

(a)

Monteagle Fixed Income Fund – Approval of a new management agreement with Nashville Capital Corporation;

(b)

Monteagle Quality Growth Fund – Approval of a new management agreement with Nashville Capital Corporation;

(c)

Monteagle Select Value Fund – Approval of a new management agreement with Nashville Capital Corporation;

(d)

The Texas Fund – Approval of a new management agreement with Nashville Capital Corporation;

(e)

Monteagle Opportunity Equity Fund – Approval of a new management agreement with Nashville Capital Corporation; and

(f)

Smart Diversification Fund – Approval of a new management agreement with Nashville Capital Corporation.

(II)

To approve a new investment subadvisory agreement among the Trust, on behalf of each Fund, NCC and its subadviser as listed below (“Proposal II”). (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Investment subadvisory fees and expenses are remaining the same.

(a)

Monteagle Fixed Income Fund – Approval of a new investment subadvisory agreement with Howe and Rusling, Inc.;

(b)

Monteagle Quality Growth Fund – Approval of a new investment subadvisory agreement with Howe and Rusling, Inc.;

(c)

Monteagle Select Value Fund – Approval of a new investment subadvisory agreement with Parkway Advisors, LP;

(d)

The Texas Fund – Approval of a new investment subadvisory agreement with J. Team Financial, Inc. d/b/a Team Financial Strategies;

(e)

Monteagle Opportunity Equity Fund – Approval of a new investment subadvisory agreement with G.W. Henssler & Associates, Ltd.; and

(f)

Smart Diversification Fund – Approval of a new investment subadvisory agreement with Luken Investment Analytics, LLC.

(III)

As to the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund, to revise each Fund’s fundamental investment restriction with respect to borrowing money (“Proposal III”);

(IV)

If necessary, to adjourn the Meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the proposals on behalf of each Fund (“Proposal IV”); and

(V)

To transact of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board recommends that you vote FOR the proposals.

Shareholders of record at the close of business on October 18, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

MONTEAGLE FUNDS

By Order of the Board of Trustees of the Trust

/s/ Brandon Pokersnik

Secretary, Monteagle Funds

November 11, 2019

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN THE DATE, SIGN, AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU CAN ALSO VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of each proposal. Your vote is important.

QUESTIONS AND ANSWERS

General:

Q. What am I being asked to vote on?

A. At the Meeting, you will be asked to act upon the following:

1.

(For each Fund) To approve a new management agreement by and between the Trust, on behalf of each Fund, and Nashville Capital Corporation (“NCC” or the “Adviser”) (“Proposal I”);

2.

(For each Fund) To approve a new investment subadvisory agreement by and among the Adviser, the Trust, on behalf of each Fund, and each Fund’s respective Subadviser (“Proposal II”);

3.

(For the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund) To revise each Fund’s fundamental investment restriction with respect to borrowing money (“Proposal III”); and

4.

(For each Fund) If necessary, to adjourn the Meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the proposals on behalf of each Fund (“Proposal IV”).

Proposals I and II:

Q. What is happening?

A. On November 1, 2019, Larry C. Catlett and Micah White, the sole shareholders of NCC, each sold 100% of their shares in NCC to Renasant Bank (the “Transaction”). After the sale, Renasant Bank became the sole shareholder in NCC.  Renasant Bank, a wholly-owned subsidiary of Renasant Corporation, is a 115-year-old financial services institution, with approximately $13.0 billion in assets and more than 190 banking, mortgage, wealth management and insurance offices in Mississippi, Tennessee, Alabama, Florida and Georgia.

The Transaction is deemed a change in control of the Adviser and an “assignment” of each Current Management Agreement, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the terms of each Current Management Agreements as required by the 1940 Act, each has automatically terminated as a result of its assignment. This change in control of the Adviser is not expected to have a material effect on the investment advisor’s management of the Trust.

As a result of the change in control of the Adviser, the Current Management Agreement between the Trust, on behalf of each Fund, and the Adviser, terminated pursuant to its terms and applicable 1940 Act provisions. Upon the termination of the Current Management Agreement, each Current Subadvisory Agreement by and among the relevant Fund, the Adviser and the relevant Subadviser also terminated pursuant to its terms.

On October 16, 2019, the Board of Trustees (the “Board”) met in person to approve interim management agreements between the Trust, on behalf of each Fund, and NCC (the “Interim Management Agreements”) to replace each terminated Current Management Agreement, on an interim basis. At that meeting, Board of Trustees also approved interim subadvisory agreements (the “Interim Subadvisory Agreements”) by and among the Trust, on behalf of each Fund, NCC and each Fund’s respective subadviser to replace each terminated Current Subadvisory Agreement, on an interim basis.

The Interim Management Agreements went into effect on November 1, 2019, the date of the consummation of the Transaction and thus the change in control date with respect to the Adviser, and will remain in effect until (i) 150 days from the date of the change in control or (ii) the date the Fund’s shareholders approve the Fund’s new management agreements with respect to such Fund between the Trust, on behalf of each Fund, and NCC (each, a “New Management Agreement” and collectively, the “New Management Agreements”), whichever occurs first. Except for certain additional provisions required by Rule 15a-4 under the 1940 Act, including a requirement to escrow the Adviser’s fees during the interim period, the Interim Management Agreements contain the same terms as each Fund’s Current Management Agreement.

Each Fund’s Interim Subadvisory Agreements went into effect on the change in control date and will remain in effect until (i) 150 days from the date of the change in control or (ii) the date the Fund’s shareholders approve the Fund’s new subadvisory agreement with respect to such Fund among the Trust, on behalf of the Fund, NCC and the Subadviser to such Fund (each, a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”), whichever occurs first.  Except for certain additional provisions required by Rule 15a-4 under the 1940 Act, the Interim Subadvisory Agreements contain the same terms as each Fund’s Current Subadvisory Agreement.

In addition to these interim agreements, on October 16, 2019, the Board approved and recommended to each Fund’s shareholders that they approve the New Management Agreements and the New Subadvisory Agreements for each Fund.

To provide for continuity in the investment management of the Funds, you are being asked to approve each applicable New Management Agreement and each applicable New Subadvisory Agreement. Under the terms of these agreements, NCC and each respective Subadviser will continue to provide investment advisory services to the Funds subject to the oversight of the Board of Trustees, for the same fees and similar terms that are currently in effect.

Q. How will the change in control or the approval of New Management Agreements affect me as a Fund shareholder?

A. No Fund’s investment objectives or investment strategies will change as a result of the approval of the New Management Agreements, New Subadvisory Agreements or change in control, and you will still own the same shares in each Fund. The terms of the New Management Agreements and New Subadvisory Agreements are substantially similar to those in the Current Advisory Agreement and Current Subadvisory Agreements, respectively, in all material respects, except that (1) there will be a new commencement date and initial term and (2) that the Funds will be responsible for fees related to the Chief Compliance Officer and compliance related services.

The Chief Compliance Officer and the compliance related services are equally shared by the Trust and the Adviser whereby fifty percent (50%) of the total of these fees is borne by the Trust on behalf of the Monteagle Select Value Fund, the Monteagle Fixed Income Fund, the Monteagle Quality Growth Fund, the Texas Fund and the Smart Diversification Fund and the remaining fifty percent (50%) is borne by the Adviser.  The fees for these services attributed to the Monteagle Opportunity Equity Fund are satisfied under the terms of the Operating Services Agreement between the Trust and the Adviser, which will remain unchanged.  As a result of the change in control of the Adviser, the Chief Compliance Officer and compliance related services of the Adviser will be paid under a separate agreement between the Adviser and its Chief Compliance Officer.  The amount and the allocation of the method of the fees attributed to the Chief Compliance Officer and compliance related services on behalf of the Trust as set forth under a new Compliance Services Agreement will be identical to those currently being paid. Accordingly, Management anticipates that because the new Compliance Services Agreement will have the same fees which are currently being paid by the Trust, there will be no change in the associated Chief Compliance Officer and compliance-related service fees borne by each Fund’s shareholders upon this approval. These fees and expenses will be subject to change at the discretion of the Trustees under the Compliance Services Agreement.

If approved by a Fund’s shareholders, the New Management Agreement and New Subadvisory Agreement with respect to each Fund will have an initial two-year term and will be subject to annual renewal thereafter. The Adviser’s current management team of the Funds will remain the same under the New Management Agreement.

Q. Will there be any changes to the fee rates payable to the Adviser?

A. No. The advisory fee rates payable to NCC will remain the same as under the Current Advisory Agreement.

Q. Will there be any changes to the fee rates payable to each Subadviser?

A. No. The subadvisory fee rates payable to the Subadvisers of each Fund will remain the same as under the Current Subadvisory Agreements.

Q: Will there be any changes to Fund fees and expenses under the New Management Agreements?

A. Total annual fund operating expenses borne by each Fund’s shareholders are expected to remain substantially the same under the applicable New Management Agreement. The Adviser will receive an annual fee from each Fund, which will remain unchanged.

Q. Will there be any changes to the Funds’ portfolio managers?

A. No. Each Fund’s portfolio managers will remain the same.

Q. Will the Funds’ names change as a result of the change in control?

A. No Fund’s name will change as a result of the change in control.

Q. Has the Board of Trustees approved the New Management Agreements and New Subadvisory Agreements and how do the Trustees of the Funds recommend that I vote?

A. The Board of Trustees unanimously approved the New Management Agreements and New Subadvisory Agreements at a meeting held on October 16, 2019 and recommended that you vote FOR Proposals I and II.

Proposal III:

Q. What is happening?

A. The Adviser wishes to clarify certain of the Funds’ existing investment restriction relating to borrowing money to align with the requirements in the 1940 Act. After reviewing the Monteagle Funds’ current fundamental investment restrictions, the Adviser has determined that the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund have not specifically designated a fundamental restriction regarding borrowing money. Accordingly, the Adviser has recommended to the Board that these Funds designate its existing non-fundamental investment restriction regarding borrowing money as a fundamental investment restriction, subject to shareholder approval.

Q. Are there risks associated with the revised fundamental investment restriction on borrowing?

A. The proposed fundamental investment restriction regarding borrowing is the identical non-fundamental investment restriction currently applicable to the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund, therefore the referenced Funds will not be changing their ability to borrow. Accordingly, there will be no new risks to the shareholders of these Funds if it is approved.

Q. Has the Board of Trustees approved the revised fundament investment restriction on borrowing and how do the Trustees of the Funds recommend that I vote?

A. The Board of Trustees unanimously approved the revised fundamental investment restriction on borrowing money at a meeting held on October 16, 2019 and recommended that you vote FOR Proposal III.

Proposal IV:

Q. What is happening?

A. If there are insufficient votes with respect to a Fund at the time of the Meeting to approve Proposals I, II or III, the Meeting may be adjourned to another time or place, if necessary, to solicit additional proxies. If the number of votes for each Fund present in person or by proxy at the Meeting and voting in favor of any of Proposals I, II or III is insufficient to adopt such proposal(s), the Trust intends to move to adjourn the Meeting so that the Board may solicit additional proxies for approval of the relevant proposal(s).  In that event, the Trust will ask its shareholders to vote only upon the adjournment proposal and not on Proposals I, II or III.  In this proposal, the Trust is asking each Fund’s shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Meeting to another time and place for the purpose of soliciting additional proxies, including the solicitation of proxies from Fund shareholders who have previously voted.

Q. Has the Board of Trustees approved the adjournment proposal and how do the Trustees of the Funds recommend that I vote?

A. At a meeting held on October 16, 2019 the Board of Trustees unanimously approved the proposal to, if necessary, adjourn the Meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the proposals on behalf of each Fund and recommended that you vote FOR Proposal IV.

The Special Meeting:

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or more of the Monteagle Funds and have the right to vote on these very important proposals concerning your investment.

Q. Who will bear the costs related to this proxy solicitation?

A. NCC has agreed to bear the costs related to this proxy solicitation.

Q. Who is entitled to vote?

A. If you owned shares of one or more of the Monteagle Funds as of the close of business on October 18, 2019 (the “Record Date”), you are entitled to vote with respect to the proposal.

Q. When and where will the Meeting be held?

A. The Meeting will be held on December 16, 2019 at 10:00 a.m. Eastern Time at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the Proposals?

A. The Proposals other than Proposal IV require the affirmative vote of a “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, that means an affirmative vote of the lesser of (a) 67% or more of the shares of the Funds present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.  Approval of Proposal IV as to any Fund requires the vote of a majority of the total number of shares of the relevant Fund that are present in person or by proxy and entitled to vote.

Q: Is my vote important?

A. Yes. While the Board has reviewed Proposals I-III and recommends that you authorize the Board to implement them, Proposals I-III cannot go forward, with respect to each Fund, separately, without the approval of the shareholders of each Fund. Each Fund expects to continue to contact shareholders asking them to vote until it is certain that a quorum will be reached, and each Fund may continue to contact shareholders thereafter.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the Funds, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Q. How can I obtain a copy of each Fund’s annual or semi-annual report?

A. Copies of the latest annual or semi-annual report(s) for each Fund are available on the Funds’ website at www.monteaglefunds.com, by calling (888) 263-5593, or by writing to Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Mutual Shareholder Services, LLC, our transfer agent, toll-free at (888) 263-5593.

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your proxy card.

1.

Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.

All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration

Valid Signature

Corporate Accounts

(1)

ABC Corp.

ABC Corp., John Doe, Treasurer

(2)

ABC Corp.

John Doe, Treasurer

(3)

ABC Corp.

c/o John Doe, Treasurer

John Doe

(4)

ABC Corp., Profit Sharing Plan

John Doe, Trustee

Trust Accounts

(1)

ABC Trust

Jane B. Doe, Trustee

(2)

Jane B. Doe, Trustee

u/t/d 12/28/78

Jane B. Doe

Custodian or Estate Accounts

(1)

John B. Smith, Cust.

f/b/o John B. Smith, Jr. UGMA

John B. Smith

(2)

John B. Smith, Executor

Estate of Jane Smith

John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the proxy card.

2506 Winford Avenue

Nashville, TN 37211

on behalf of its separate series

Monteagle Fixed Income Fund
Monteagle Quality Growth Fund
Monteagle Select Value Fund
The Texas Fund
Monteagle Opportunity Equity Fund
Smart Diversification Fund

PROXY STATEMENT

November 11, 2019

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Trustees” or the “Board”) of Monteagle Funds (“Monteagle” or the “Trust”) for use at the special meeting (the “Meeting”) of shareholders of the Trust and each series of the Trust (each a “Fund” or “Monteagle Fund” and collectively, the “Funds” or the “Monteagle Funds”). The Meeting will be held at 10:00 a.m. Eastern Time on December 16, 2019, at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio. This Proxy Statement and its enclosures are being mailed to shareholders of the Funds beginning on or about November 13, 2019.  Shareholders of record at the close of business on October 18, 2019 (the “Record Date”) are entitled to vote on the proposals, as set forth below.

THE PROPOSALS

As described in greater detail below, this Proxy Statement relates to four (4) proposals:

(I)

To approve a new management agreement between the Trust, on behalf of each of its Funds as listed below, and Nashville Capital Corporation, the Adviser (“Proposal I”). (Shareholders of each Fund, voting separately, must approve this proposal with respect to the Fund in which they are a shareholder.) Investment advisory fees and expenses are remaining the same.

(a)

Monteagle Fixed Income Fund – Approval of a new management agreement with Nashville Capital Corporation;

(b)

Monteagle Quality Growth Fund – Approval of a new management agreement with Nashville Capital Corporation;

(c)

Monteagle Select Value Fund – Approval of a new management agreement with Nashville Capital Corporation;

(d)

The Texas Fund – Approval of a new management agreement with Nashville Capital Corporation;

(e)

Monteagle Opportunity Equity Fund – Approval of a new management agreement with Nashville Capital Corporation; and

(f)

Smart Diversification Fund – Approval of a new management agreement with Nashville Capital Corporation.

(II)

To approve a new investment subadvisory agreement among the Trust, on behalf of each Fund, the Adviser and its subadviser as listed below (“Proposal II”). (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) Investment subadvisory fees and expenses are remaining the same.

(a)

Monteagle Fixed Income Fund – Approval of a new investment subadvisory agreement with Howe and Rusling, Inc.;

(b)

Monteagle Quality Growth Fund – Approval of a new investment subadvisory agreement with Howe and Rusling, Inc.;

(c)

Monteagle Select Value Fund – Approval of a new investment subadvisory agreement with Parkway Advisors, LP;

(d)

The Texas Fund – Approval of a new investment subadvisory agreement with J. Team Financial, Inc. d/b/a Team Financial Strategies;

(e)

Monteagle Opportunity Equity Fund – Approval of a new investment subadvisory agreement with G.W. Henssler & Associates, Ltd.; and

(f)

Smart Diversification Fund – Approval of a new investment subadvisory agreement with Luken Investment Analytics, LLC.

(III)

As to the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund, to revise each Funds’ fundamental investment restriction with respect to borrowing money (“Proposal III”);

(IV)

If necessary, to adjourn the Meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the proposals on behalf of each Fund (“Proposal IV”); and

(V)

To transact of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

WITH RESPECT TO EACH PROPOSAL, THE SHAREHOLDERS OF EACH FUND AS INDICATED WILL VOTE SEPARATELY.

The Board recommends that you vote FOR each Proposal.

The Proposals contemplated herein are contingent upon the shareholder approval of each Fund, voting separately on proposals applicable to their respective Fund. Accordingly, the non-approval of one or more of the Monteagle Fund(s) will not affect the approval of another Monteagle Fund on any proposal that applies to such Fund.

If Proposal I is not approved by the shareholders of each Fund separately, the Board will take such action as it deems to be in the best interests of the Fund whose shareholders do not approve the proposal.

If Proposal II is not approved by the shareholders of each Fund separately, the Board will take such action as it deems to be in the best interests of the Fund whose shareholders do not approve the proposal.

If Proposal III is not approved by the shareholders of the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund, independently, who are being asked to vote on this proposal, then the Fund’s existing non-fundamental investment restriction relating to borrowing money will remain in effect.

Proposal IV will only be voted on if there are not sufficient votes by each Fund to approve each of Proposal I, II and III.  In such event, and if Proposal IV is not approved by each Fund separately, then the Board will take such action as it deems to be in the best interests of the Fund whose shareholders do not approve the proposal.

Approval of Proposals I, II and III requires the affirmative vote of a “majority of the outstanding securities” of each Fund of the Monteagle Funds, provided a quorum is present. The term “majority of the outstanding voting securities,” as defined in the Investment Company 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting where more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.  Approval of Proposal IV as to any Fund requires the vote of a majority of the total number of shares of the relevant Fund that are present in person or by proxy and entitled to vote.

All holders of record of shares of the Fund at the close of business on October 18, 2019 (the “Record Date”) are entitled to notice of, and to vote at this Meeting and at any adjournments or postponements thereof.

The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation and meeting of this special proxy for each Fund, will be borne by Nashville Capital Corporation. The total costs are estimated to be $55,000.00.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSALS I, II, III AND IV.

INTRODUCTION

The Monteagle Funds was organized on November 25, 1997 as a Delaware statutory trust (the “Trust”). The Trust is a series trust currently consisting of six (6) funds. Each Monteagle Fund – namely, the Monteagle Fixed Income Fund, the Monteagle Quality Growth Fund, the Monteagle Select Value Fund, The Texas Fund, the Monteagle Opportunity Equity Fund and the Smart Diversification Fund – is an open-end management investment company and a separate diversified series of the Trust. The Trust’s Declaration of Trust permits it to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities, and it permits the Trust to offer separate classes of each such series.

Nashville Capital Corporation, a Tennessee corporation (“NCC” or the “Adviser”), currently serves as the investment adviser to each Fund under management agreements between NCC and the Trust, on behalf of each Fund (each, a “Current Management Agreement” and collectively, the “Current Management Agreements”). The Adviser, as permitted by the Current Management Agreements, has engaged a separate Subadviser to manage each of the Trust’s Funds on a subadvisory basis as set forth pursuant to each Fund’s current subadvisory agreement (each a “Current Subadvisory Agreement” and collectively, the “Current Subadvisory Agreements”). The Adviser is responsible for, among other things, monitoring the performance of the Trust’s subadvisers and, subject to the approval of the Board and the Fund’s shareholder approval, may terminate a subadviser and identify and select a new subadviser for the Funds. The date of each Fund’s Current Management Agreement and the dates on which each was last approved by shareholders and last approved or continued by the Board are provided in Appendix A.

On November 1, 2019, Larry C. Catlett and Micah White, the sole shareholders of NCC on such date, sold all their shares in NCC to Renasant Bank (the “Transaction”). Renasant Bank, a wholly-owned subsidiary of Renasant Corporation, is a 115-year-old financial services institution, with approximately $13.0 billion in assets and more than 190 banking, mortgage, wealth management and insurance offices in Mississippi, Tennessee, Alabama, Florida and Georgia.  As a result of the Transaction, Renasant Bank became the sole shareholder of NCC.

The Transaction is deemed a change in control of the Adviser and an “assignment” of each Current Management Agreement, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the terms of each Current Management Agreement as required by the 1940 Act, each agreement has automatically terminated as a result of its assignment. This change in control of the Adviser is not expected to have a material effect on the investment advisor’s management of the Trust.

As a result of the change in control of the Adviser, the Current Management Agreement between the Trust, on behalf of each Fund, and the Adviser terminated pursuant to its terms and applicable 1940 Act provisions. Upon the termination of the Current Management Agreement, each Current Subadvisory Agreement among the Trust, on behalf of each Fund, the Adviser and the Subadviser for such Fund also terminated pursuant to its terms.

The Adviser’s change in control is not expected to have any material effect on the operations or personnel of the Adviser or the services they provide to the Trusts. Until the shareholders of each Fund approve both Proposals I and II, as set forth herein, the Board of Trustees of the Trust, on behalf of each Monteagle Fund, has entered into Interim Management Agreements with NCC and Interim Subadvisory Agreements with NCC and each Monteagle Fund’s current subadviser, as required by Section 15 of the 1940 Act. Each interim agreement is identical in its terms and conditions as those set forth in the terminating Current Management Agreement between the Fund and the Adviser and each terminating Current Subadvisory Agreement among the Trust, the Adviser and the Subadviser to such Fund, except that each of these agreements will terminate in 150 days unless approved by a majority of its shareholders. Upon shareholder approval of both Proposals I and II, the New Management Agreements and the New Subadvisory Agreements will take effect and the interim agreements will terminate.

The approval of the proposed New Subadvisory Agreement for a Fund will only take effect upon the approval of the New Management Agreement fur such Fund. However, the approval of the proposed New Management Agreement for a Fund will take effect regardless of the approval of the corresponding New Subadvisory Agreement of such Fund. In either case the Board will take such action as it deems to be in the best interests of the Fund whose shareholders do not approve either Proposal I or II.

In additional to Proposals I and II, Proposal III has been incorporated as part of this Proxy Statement in order to clarify that certain of the Monteagle Funds’ restriction relating to its borrowing limits is a fundamental investment restriction and not a non-fundamental restriction as currently set forth in its Statement of Additional Information (“SAI”). Accordingly, the

shareholders of the Monteagle Funds specifically named herein are asked to confirm that the borrowing limits are fundamental and subject to shareholder approval as set forth in the applicable provisions of the 1940 Act.

PROPOSAL I

APPROVAL OF NEW MANAGEMENT AGREEMENTS

Background

At an in-person Board meeting held on October 16, 2019, the Board of Trustees, including a majority of the Independent Trustees (as defined below), approved Interim Management Agreements with each Monteagle Fund which took effect on November 1, 2019, the date of the “change in control” of the Adviser. At the same meeting, the Board also approved New Management Agreements between the Trust, on behalf of each Monteagle Fund, and the Adviser.   The Board also authorized the submission of each New Management Agreement to the shareholders of each Monteagle Fund for shareholder approval. As required by the 1940 Act, the New Management Agreements must be approved, at least initially, by a majority the outstanding shareholders of each Monteagle Fund.  Accordingly, shareholders of each Fund are being asked to approve a new management agreement (each a “New Management Agreement” and collectively, the “New Management Agreements”) between the Trust, on behalf of each of its Funds, and the Adviser, to be effective upon shareholder approval.

The form of the New Management Agreement for each Fund is attached hereto as Appendix B. The New Management Agreements for each Fund will have an initial term of two (2) years and will be substantially similar to the Funds’ Current Management Agreements, including the advisory fee rates paid to the Adviser by each Fund and with respect to the services the Adviser is required to provide to the Fund, except that the Chief Compliance Officer and other compliance related services will be set forth under the terms and conditions of a Compliance Services Agreement between the Trust and the Chief Compliance Officer.

The Chief Compliance Officer and the compliance related services are equally shared by the Trust and the Adviser whereby fifty percent (50%) of the total of these fees is borne by the Trust on behalf of the Monteagle Select Value Fund, the Monteagle Fixed Income Fund, the Monteagle Quality Growth Fund, the Texas Fund and the Smart Diversification Fund and the remaining fifty percent (50%) is borne by the Adviser.  The fees for these services attributed to the Monteagle Opportunity Equity Fund are satisfied under the terms of the Operating Services Agreement between the Trust and the Adviser, which will remain unchanged.  As a result of the change in control of the Adviser, the Chief Compliance Officer and compliance related services of the Adviser will be paid under a separate agreement between the Adviser and its Chief Compliance Officer.  The amount and the allocation of the method of the fees attributed to the Chief Compliance Officer and compliance related services on behalf of the Trust as set forth under a new Compliance Services Agreement will be identical to those currently being paid. Accordingly, Management anticipates that because the new Compliance Services Agreement will have the same fees which are currently being paid by the Trust, there will be no change in the associated Chief Compliance Officer and compliance-related service fees borne by each Fund’s shareholders upon this approval. These fees and expenses will be subject to change at the discretion of the Trustees under the terms of the Compliance Services Agreement.

The 1940 Act provides that, in order for an advisory agreement relating to a Fund to become effective, it must be approved by the Board, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, of any Fund (the “Independent Trustees”), and by a majority of the Fund’s outstanding shareholders. The Board met in person on October 16, 2019 (the “October Meeting”), prompted by the Adviser’s notice to the Board of its anticipated change in control, for the purpose of considering whether it would be in the best interest of each Fund to approve a New Management Agreement with respect to each Fund and a new Subadvisory Agreement (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) with such Fund’s current subadviser(s). At the October Meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees as such is defined under the 1940 Act, approved Interim Management Agreements which are identical to the Current Management Agreement and New Management Agreements with respect to each Fund and recommended the New Management Agreements be presented to each Fund’s shareholders for approval by the majority of the outstanding shareholders of each Fund.

Comparison of Current Management Agreements and New Management Agreements

The terms of the New Management Agreement for each Fund are substantially similar to those of the Current Management Agreement for such Fund, except for: (1) a revision to the New Management Agreement that removes the obligation of the Adviser to satisfy the costs associated with the Chief Compliance Officer fees and the expenses associates with the compliance-related services as such fees are to be satisfied by the terms and conditions of the Compliance Services Agreement between the Trust and the Chief Compliance Officer; and (2) the effective date of each agreement.

In furtherance of number (1), above, the Chief Compliance Officer and the compliance related services are equally shared by the Trust and the Adviser whereby fifty percent (50%) of the total of these fees is borne by the Trust on behalf of the Monteagle Select Value Fund, the Monteagle Fixed Income Fund, the Monteagle Quality Growth Fund, the Texas Fund and the Smart Diversification Fund and the remaining fifty percent (50%) is borne by the Adviser.  The fees for these services attributed to the Monteagle Opportunity Equity Fund are satisfied under the terms of the Operating Services Agreement between the Trust and the Adviser, which will remain unchanged.  As a result of the change in control of the Adviser, the Chief Compliance Officer and compliance related services of the Adviser will be paid under a separate agreement between the Adviser and its Chief Compliance Officer.  The amount and the allocation of the method of the fees attributed to the Chief Compliance Officer and compliance related services on behalf of the Trust as set forth under a new Compliance Services Agreement will be identical to those currently being paid. Accordingly, Management anticipates that because the new Compliance Services Agreement will have the same fees which are currently being paid by the Trust, there will be no change in the associated Chief Compliance Officer and compliance-related service fees borne by each Fund’s shareholders upon this approval. These fees and expenses will be subject to change at the discretion of the Trustees under the terms of the Compliance Services Agreement.

If approved by shareholders of each Fund, the New Management Agreement will be effective as of the date of such approval and will have an initial term of two (2) years from the date of its effectiveness. Each New Management Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of each Fund, at least annually in the manner required by the 1940 Act and the rules thereunder. Below is a summary of the principal terms of each Fund’s Current Management Agreement and those of the New Management Agreement for each Fund. The form of the New Management Agreement for each of the Funds is attached hereto as Appendix B.

Services. The services to be provided by the Adviser, Nashville Capital Corporation, to each Fund under the New Management Agreement will be substantially similar to those services that are provided by NCC under the Current Management Agreement. NCC will be the Adviser, and in that capacity is responsible to manage the investment and reinvestment of the assets in each respective Monteagle Fund. As the Adviser, it makes all decisions with respect to the allocation of a Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. The Adviser makes decisions with respect to all purchases and sales of securities and other investment assets in each Fund, respectively. Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Adviser or their affiliates. The Adviser reports to the Board at each meeting thereof and as requested by the Board, all material changes in each Fund since the prior report, and keeps the Board informed of important developments affecting the Trust, the Funds, Subadvisers and the Adviser. The Adviser may from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties under the agreement, and the cost of performance of such duties is borne and paid by the Adviser. The Adviser maintains records relating to each Fund’s portfolio transactions, and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.

The Adviser shall also be responsible for providing or, upon receipt of written approval of the Trust arranging for other companies to provide, the following services to the Funds in the manner and to the extent that such services are reasonably necessary for the operation of the Funds: (i) accounting services and functions, including costs and expenses of any independent public accountants; (ii) non-litigation related legal services, including the expenses of maintaining registration and qualification of the Trust and the Funds under federal, state and any other applicable laws and regulations; (iii) dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder accounts); (iv) custodian and depository services and functions; (v) distribution, marketing, and/or underwriting services; (vi) independent pricing services; (vii) preparation of reports describing the operations of the Funds, including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Funds; (viii) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by the Adviser under the Management Agreement between the Trust and the Advisers), including maintenance of shareholder records and shareholder information concerning the status of their Fund(s) accounts by investment advisers, subadvisers, broker-dealers, financial institutions, and other organizations on behalf of the Adviser; (ix) shareholder and Board communication services, including the costs of preparing, printing and distributing notices of shareholders’ meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Funds’ shareholders; and (x) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Funds, and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

The Chief Compliance Officer and the compliance related services are equally shared by the Trust and the Adviser whereby fifty percent (50%) of the total of these fees is borne by the Trust on behalf of the Monteagle Select Value Fund, the Monteagle Fixed Income Fund, the Monteagle Quality Growth Fund, the Texas Fund and the Smart Diversification Fund and the remaining fifty percent (50%) is borne by the Adviser.  The fees for these services attributed to the Monteagle Opportunity Equity Fund are satisfied under the terms of the Operating Services Agreement between the Trust and the Adviser, which will remain unchanged.  As a result of the change in control of the Adviser, the Chief Compliance Officer and compliance related services of the Adviser will be paid under a separate agreement between the Adviser and its Chief Compliance Officer.  The amount and the allocation of the method of the fees attributed to the Chief Compliance Officer and compliance related services on behalf of the Trust as set forth under a new Compliance Services Agreement will be identical to those currently being paid. Accordingly, Management anticipates that because the new Compliance Services Agreement will have the same fees which are currently being paid by the Trust, there will be no change in the associated Chief Compliance Officer and compliance-related service fees borne by each Fund’s shareholders upon this approval. These fees and expenses will be subject to change at the discretion of the Trustees under the terms of the Compliance Services Agreement.

Expenses. The terms of the Current Management Agreement and the New Management Agreement are substantially similar except that the expenses associated with the Chief Compliance Officer and compliance related services are to be satisfied by the terms and conditions of the Compliance Services Agreement between the Trust and the Chief Compliance Officer, as noted above. Accordingly, under the terms of the New Management Agreement the Trust shall be responsible for and assumes the obligation for payment of: (i) advisory fees payable under the New Management Agreement; (ii) costs of membership in trade associations; (iii) any expenses recouped by the Adviser; (iv) SEC registration fees and related expenses; (v) any non-interested Trustee fees; (vi) Chief Compliance Officer and compliance related services for the Trust or Fund; and (vii) any extraordinary Trust expenses.

The Adviser shall jointly and separately be responsible for and assumes the obligation for payment of all of the Trust’s expenses, including: (i) the fees payable to each administrator under an agreement between the administrator and the Trust; (ii) expenses of issue, repurchase and redemption of Shares; (iii) premiums of insurance for the Trust, the Trustees and officers and fidelity bond premiums; (iv) fees and expenses of third parties, including the Trust’s independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant (unless extraordinary); (v) fees of pricing, interest, dividend, credit and other reporting services; (vi) telecommunications expenses; (vii) funds transmission expenses; (viii) auditing and legal expenses (unless extraordinary); (ix) costs of forming the Trust and maintaining its existence; (x) costs of preparing, filing and printing the Trust’s prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xi) expenses of meetings of shareholders and proxy solicitations; (xii) costs of reproduction, stationery, supplies and postage; (xiii) the costs of personnel (who may be employees of the Adviser, an administrator or its respective affiliated persons) performing services for the Trust; (xiv) costs of Board, Board committee, and other corporate meetings; (xv) all interested Trustee fees; (xvi) state, territory or foreign securities laws registration fees and related expenses; and (xvii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar manners.

As noted above, while terms of the New Management Agreement have been revised the expenses associated with the provision of the Trust’s Chief Compliance Office and compliance related services will continue to be paid by the Trust on behalf of each of its separate series under the terms and conditions of the Compliance Services Agreement between the Trust and the Chief Compliance Officer. The Chief Compliance Officer of the Trust and the corresponding compliance services will remain the same and the Board anticipates that there will be no change in the associated fees borne by each Fund’s shareholders.

Compensation. The provisions of the Current Management Agreements and the New Management Agreements regarding compensation are identical. Identical to the Current Management Agreements, NCC shall receive the same rate of compensation from each Fund annually under the New Management Agreement as follows and as outlined in the exhibit to each New Management Agreement:

Fund	Annual Fee Rate as a % of the Funds of the Trust – Net Assets of the Fund
Select Value Fund	First $25 Million 1.20% Next $25 Million 1.115% Next $50 Million .975% Over $100 Million .875%
Quality Growth Fund	First $25 Million 1.20% Next $25 Million 1.115% Next $50 Million .975% Over $100 Million .875%
Fixed Income Fund	First $25 Million .965% Next $25 Million .965% Next $50 Million .845% Over $100 Million .775%
The Texas Fund	First $10 Million 1.45% Next $15 Million 1.35% Next $25 Million 1.25% Next $50 Million 1.10% Over $100 Million .95%
Opportunity Equity Fund	First $25 Million .85% Next $25 Million .80% Next $50 Million .75% Over $100 Million .70%
Smart Diversification Fund	First $10 Million 1.45% Next $15 Million 1.25% Next $25 Million 1.15% Next $50 Million 1.00% Over $100 Million 0.90%

The aggregate amount of the investment adviser's fee during the last fiscal year of the Fund is as follows:

Fund	Aggregate Dollar Amount of Advisory Fee for Fiscal Year Ended August 31, 2019
Select Value Fund	$162,771
Quality Growth Fund	$272,150
Fixed Income Fund	$386,035
The Texas Fund	$154,624
Opportunity Equity Fund*	$86,857
Opportunity Equity Fund**	$186,841
Smart Diversification Fund***	$0

*For the period of 5/1/2019 to 8/31/2019.

**As of 4/30/2019 prior to The Henssler Equity Fund merger to Monteagle Opportunity Equity Fund.

***Fund was not in operation during fiscal year ended August 31, 2019.

Continuance. The Current Management Agreement for each Fund originally came into effect for an initial term of two years and is eligible to be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act. As described above, if the shareholders of each Fund approve the New Management Agreement, the New Management Agreement with respect to each Fund will be effective upon such approval pursuant to the provisions of the 1940 Act. The New Management Agreement will have an initial term of two years from the date of the shareholder approval. Thereafter, the New Management Agreement for each Fund may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Current Management Agreement for each Fund may at any time be terminated by the Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser, or by the Adviser on sixty (60) days’ written notice to the Trust, in each case without the payment of any penalty. The Current Management Agreement for each Fund also terminates automatically in the event of its assignment as is the current situation resulting in this proxy.

Board Considerations

As described above, the Transaction is expected to result in a change in control of the Adviser, and therefore an “assignment” of each Fund’s Current Management Agreement. At the October Meeting, the Board, including a majority of the Independent Trustees, approved each New Management Agreement and recommended that the shareholders of the Trusts approve each New Management Agreement. The Board took those actions after consideration of and deliberation over information concerning the Transaction, including with respect to the degree to which the change in control would not affect the provision of management services to the Funds, the substantially similar fees, the substantially similar management personnel and the additional breadth and depth that Renasant Bank, as the new sole shareholder of NCC, would bring to the Adviser for the benefit of the Trust and its separate series. Information about the Board’s considerations and process is set forth below.

In determining whether to approve each New Management Agreement and in considering the change in control, the Board considered the nature, quality and extent of the services that are currently provided by the Adviser under the Current Management Agreements as well as the services to be provided under each New Management Agreement. In approving each New Management Agreement, the Board considered its conclusions with respect to its approvals of each Current Management Agreement, including the Board’s general satisfaction with the nature, extent and quality of services being provided by the Adviser to each Fund.

In connection with the October Meeting, the Independent Trustees requested and evaluated information they deemed reasonably necessary to their review process. The Board received the following information provided by Nashville Capital Corporation: (i) reports regarding the services and support provided to the Funds and their shareholders by the Adviser; (ii) performance assessments of the investment performance of the Funds by personnel of the Adviser; (iii) performance commentary on the reasons for the performance; (iv) presentations by the Funds’ portfolio managers addressing the Adviser’s investment philosophy, investment strategy and operations; (v) compliance reports, audits and review reports concerning the Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADVs of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Funds and/or the service providers are responding to them; (viii) financial information about the Adviser; (ix) a description of the personnel at the Adviser involved with the Funds, their background, professional skills and accomplishments; (x) information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information about the Adviser; (xi) comparative expense and performance information for other mutual funds that are similar to the Funds; (xii) any soft-dollar or other “fall-out” or similar benefits to be realized by the Adviser from its relationship with the Funds.

In deciding whether to approve each New Management Agreement, the Board considered numerous factors, including:

The Nature, Extent, and Quality of the Services Provided by the Adviser. The Board considered various aspects of the nature, extent and quality of the services provided by the Adviser to the Funds. They noted that the responsibilities of the Adviser under its Current Management Agreements had not changed since the last renewal and were not proposed to change under the New Management Agreements except that it was noted that each New Management Agreement will be revised to confirm the existing arrangement under which the Trust will bear the expense of providing the Trust’s Chief Compliance Officer and compliance related services. The Board also considered the following: (i) the quality of the investment advisory services (including research and recommendations with respect to portfolio securities), noting that they are not proposed to change; (ii) the background, experience and professional ability and skill of the portfolio management personnel assigned to the Funds, noting the commitment to hire and retain qualified personnel to work on behalf of the Funds and their shareholders, noting that the Adviser’s current management team are not proposed to change and that new personnel is going to be hired in the very near future; (iii) the processes used for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations, as well as for assuring compliance with regulatory requirements, specifically noting that the Adviser did not report any material compliance matters over the last year; where applicable; (iv) the oversight of the Funds’ portfolios by the Adviser and the oversight of the Subadvisers by the Adviser; (v) the Advisers’ succession plans and business continuity plans; and (vi) the coordination of services for the Funds among the service providers, Trust management and the Trustees.

After reviewing and considering the foregoing information and further information provided by the Adviser such as its Form ADV as well as the other information provided to the Board for its review at the October Meeting (all such information is collectively referred to as the “Board Materials”), the Board concluded, in light of all the facts and circumstances, that the nature, extent and quality of the services provided by the Adviser were satisfactory and adequate for their respective Funds.

Investment Performance of the Adviser. In considering the investment performance of the Funds’ Adviser, it was noted that the Adviser has delegated day-to-day portfolio management to the Subadviser for each Fund and that the Adviser’s role in regard to investment performance was largely one of oversight. The Trustees also noted the information about the Adviser personnel fulfilling that role, as well as the information about each Subadviser’s portfolio managers managing each of the Funds’ portfolios day-to-day. The Board noted that the Adviser’s management team which has been the management team for the Trust on behalf of its separate series for many years will continue to be employed with the Adviser for the next several years under the terms of the Transaction.

After considering and discussing the performance of the Funds further, the Adviser’s experience and performance in its roles with respect to the Funds, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Funds’ Adviser was satisfactory.

The Costs of the Services Provided and Profits Realized by the Adviser from their Relationships with the Funds. In assessing the reasonableness of the Funds’ fees under the New Management Agreements, the Board considered, among other information, each Fund’s management fee and the Fund’s total expense ratio as a percentage of daily net assets and the subadvisory fees and total expense ratios of peer groups of funds based on information provided by NCC and each Subadviser. The Board noted that the management fee paid to the Adviser, as well as the Operating Services fee under one of the Monteagle Funds, satisfies all of the operating expenses of each Monteagle Fund except costs of membership in trade associations, SEC registration fees and related expenses, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), litigation expenses, fees and expenses of non-interested Trustees, and extraordinary expenses. In this regard, the Board further noted that most investment companies pay their own operating expenses directly. The Board also reviewed (i) each Monteagle Fund’s advisory fee rates, which included its management fee in all but one Monteagle Fund, at asset level breakpoints (see each Monteagle Fund’s breakpoint schedule set forth in the above subsection entitled “Compensation”) as contractually set forth under the New Management Agreements and the total expense ratios of each Monteagle Fund and (ii) reviewed information provided by the Adviser and Subadviser regarding subadvisory fee rates paid by a peer group for each Fund.

The Board did not identify any one single piece of information from that which it reviewed as set forth above that was most relevant to its consideration of the reasonableness of the management fee paid by the shareholders under each Monteagle Fund. Moreover, one Board member may have weighed a particular piece of information or factor differently than another Board member. The Board further noted that its deliberations and conclusions were also based, in part, on its deliberations and conclusions regarding these arrangements throughout this year and in prior years.

The Board concluded from the comparable information provided by NCC of each Monteagle Fund’s category that while each Monteagle Fund’s total expenses were generally higher, it determined that with respect to some of the Monteagle Funds, the higher total expenses were a result of the Monteagle Fund’s smaller size and limited economies of scale making it challenging to lower its fees. The Board also noted that the subadvisory fee paid by NCC on behalf of each Monteagle Fund to the subadviser was higher in some Monteagle Funds and lower in others. Accordingly, the Board determined that the overall expenses paid by each Monteagle Fund were reasonable. In furtherance of the Board’s conclusion that such fees were reasonable, the Board noted NCC’s commitment to the current management fee structure, NCC’s experience and expertise in the industry, its longstanding level of commitment to the Monteagle Funds, the level of services it commits to each Fund, the management fee arrangement NCC offers the Trust for the benefit of each Monteagle Fund, and the anticipated increased financial strength, financial industry depth and breadth that Renasant Bank, as the new sole shareholder of Adviser, adds to the

Adviser’s business. Accordingly, the Board determined that the compensation payable to NCC is fair and reasonable.

In further consideration of the Adviser’s fees paid by each Fund, the Board concluded that the Adviser has satisfactorily discharged its contractual obligation by remitting the subadvisory fees directly to each Subadviser on behalf of each Fund, and ensuring that the nature, extent and quality of the services provided to each Fund by each Subadviser are appropriate, satisfactory, and consistent with the terms of each Fund’s investment subadvisory agreement. The Board further concluded that, based on each Subadviser’s experience and expertise as well as the services provided to each Fund, the compensation payable to each Subadviser by NCC is fair and reasonable.

In considering the financial condition and profitability information provided by the Adviser in the Board Materials and the level of commitment to the Funds by the principals of the Adviser to their roles for the Funds, the Board considered the profits realized by the Adviser, taking into consideration other benefits to it, including, but not limited to the management of multiple Monteagle Funds. The Board was provided an analysis of the Adviser’s profitability which included information on the Adviser’s: average management fees; estimated revenues; estimated subadvisory fees; estimated direct expenses; and estimated indirect expenses, for each Monteagle Fund. While the Board noted the Adviser was not profitable in each Monteagle Fund, the Board noted that the Adviser’s overall engagement with the Monteagle Funds was reasonably profitable.

In summary of the foregoing, the Board concluded that (i) the proposed management fees under the terms of the New Management Agreement of the Adviser are fair and reasonable with respect to the services to be provided; (ii) the allocation of the total management fee under the proposed terms of the New Management Agreement between the Adviser and each Subadviser are reasonable in light of the services provided by each; (iii) the profits realized by the Adviser from its relationship with each Monteagle Fund and the overall management engagement with the Monteagle Funds are fair and reasonable; and (iv) the overall expense ratios of each Monteagle Fund are acceptable.

Other Benefits Derived by the Adviser from their Relationships with the Funds and Conflicts of Interest. The Board also considered other benefits that the Adviser derives from its relationship with the Funds (sometimes referred to as “fall-out” benefits) and conflicts of interest. After reviewing and considering these items and other information the Trustees deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser from its relationships with the Funds were satisfactory.

Economies of Scale. The Board next considered the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Board considered the breakpoints to be in effect on the advisory fee schedule for each of the Funds at various asset levels, which are aimed at sharing with shareholders any economies of scale that are realized from Fund growth.

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the fee levels and breakpoints are satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders if the Funds grow.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

 First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the Changes of Control whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

 Second, during the three-year period after each Change of Control, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

In connection with considering the New Management Agreement, the Board of Trustees made findings with respect to the Transaction.  The Board of Trustees intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. It was determined that the Board of Trustees will remain at least 75% disinterested for at least three (3) years. Since the Transaction involves absolutely no change in fees or expenses with the Fund and with representations from the Adviser that they will not propose any change during at least a two (2) year period after the date of the Transaction, the Board concluded that the New Management Agreements would not impose any additional burden on shareholders.

Information Regarding the Adviser

The Adviser is a Tennessee corporation currently having two (2) individual shareholders who are the owners of the voting interest in the Adviser. Each shareholder’s interest in the Adviser entitles them to share in the profit and loss of the Adviser in proportion to the profit and loss of the Adviser attributable to their ownership interest.

The address of the Adviser is 2506 Winford Avenue, Nashville, Tennessee 37211, and its phone number at that location is (615) 259-9084.

Information regarding the principal executive officers and directors of the Adviser and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation	Position(s) with the Funds (if any)
Micah White	Chartered Financial Analyst	Director of Mutual Fund Operations
Paul Ordonio	Chief Compliance Officer	Chief Compliance Officer

*	The business address for each person listed is 2506 Winford Avenue, Nashville, Tennessee 37211.

Upon the consummation of the Transaction, the Adviser will be a corporate subsidiary of Renasant Bank, a Mississippi banking corporation. Renasant Bank is a wholly-owned subsidiary of Renasant Corporation, a Mississippi corporation that is a public company and trades on the NASDAQ Global Select Market under the ticker symbol “RNST.”  The principal executive offices of Renasant Corporation and Renasant Bank are located at 209 Troy Street, Tupelo, Mississippi 38804, and its phone number at that location is (662) 680-1001.

Vote Required

The shareholders of each Monteagle Fund vote separately on, and therefore must independently approve, Proposal I. The approval of Proposal I by any Fund is not contingent on the approval of Proposal II relating to it, as applicable. The approval of Proposal II by any Fund is contingent on the approval of Proposal I relating to it, as applicable.

The vote required to approve the New Management Agreement with respect to a Fund is the lesser of (i) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of such Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of a Fund outstanding on the Record Date. If the required vote is not obtained for a Fund, the Trustees will consider what other actions to take in the best interests of the Fund.

Recommendation of the Board

The Board of Trustees believes that the New Management Agreement with respect to each Fund is in the best interests of shareholders of such Fund. Accordingly, the Board unanimously recommends that shareholders of each Fund vote to APPROVE the New Management Agreement with respect to such Fund as set forth in Proposal I.

PROPOSAL II

APPROVAL OF NEW SUBADVISORY AGREEMENTS

Background

Howe and Rusling, Inc. currently serves as the investment subadviser to Monteagle Fixed Income Fund and Monteagle Quality Growth Fund; Parkway Advisors, LP currently serves as the investment subadviser to Monteagle Select Value Fund; J. Team Financial, Inc. d/b/a Team Financial Strategies currently serves as the investment subadviser to The Texas Fund; G.W. Henssler & Associates, Ltd. currently serves as the investment subadviser to Monteagle Opportunity Equity Fund; Luken Investment Analytics, LLC currently serves as investment subadviser to Smart Diversification Fund under the Current Subadvisory Agreements. The date of each Current Subadvisory Agreement and the date on which it was last approved by shareholders and last approved or continued by the Board are provided in Appendix A.

As described in Proposal I, the Transaction resulted in a change in control of the Adviser, and therefore an “assignment” of each Fund’s Current Management Agreement for purposes of the 1940 Act, resulting in the automatic termination of the Current Management Agreement. In addition, as described in Proposal I, each Current Subadvisory Agreement provides for its automatic termination upon termination of the applicable Current Management Agreement, and accordingly, automatically terminated along with the corresponding Current Management Agreement upon the change in control of the Adviser in connection with the Transaction.

The provisions of Section 6 of the Current Subadvisory Agreement covering an assignment and termination read as follows:

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)

This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust’s trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)

This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement; provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust’s trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days’ written notice to the Subadviser or (ii) by the Subadviser on 30 days’ written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.

Therefore, due to the termination of the Current Management Agreements and the resulting termination of the Current Subadvisory Agreements as a result of the Transaction, the shareholders of each Fund are required to approve the New Subadvisory Agreements, to be effective upon shareholder approval. The form of a New Subadvisory Agreement for each Fund is attached hereto as Appendix C. The New Subadvisory Agreement for each Fund will have an initial term of two years and will be substantially similar to the corresponding Current Subadvisory Agreement, including with respect to the services each Subadviser is required to provide to the applicable Fund and the fee rates paid to each Subadviser by the Adviser. The New Subadvisory Agreement will differ from the corresponding Current Subadvisory Agreement only in the effective dates.

As with the New Management Agreements, in anticipation of the Transaction, the Board met in person at the October Meeting and considered whether it would be in the best interests of each Fund to approve a New Subadvisory Agreement with respect to such Fund. At the October Meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved a New Subadvisory Agreement with respect to each Fund and recommended its approval by the shareholders of such Fund.

Comparison of Current Subadvisory Agreements and New Subadvisory Agreements

The terms of the New Subadvisory Agreement for each Fund are substantially similar to those of the Current Subadvisory Agreement for such Fund, except for the effective dates. There is no change in the Subadvisory fee rate payable by the Adviser to each Subadviser. If approved by shareholders, each New Subadvisory Agreement will be effective as of that date and will have an initial term of two years from the date of its effectiveness. Each New Subadvisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of each Fund, at least annually in the manner required by the 1940 Act and the rules thereunder. Below is a summary of the principal terms of each Current Subadvisory Agreement, which are substantially similar to those of the New Subadvisory Agreement for each Fund. The form of the New Subadvisory Agreement for the Funds is attached hereto as Appendix C.

Services. The services to be provided by the Subadviser of each Fund under the New Subadvisory Agreement will be identical to those services that were provided by the Subadviser under the Current Subadvisory Agreement. Both the Current Subadvisory Agreement and the New Subadvisory Agreement provide advisory services, including (i) developing, recommending and implementing an investment program and strategy, (ii) research and analysis relative to the investment program and (iii) determining what securities will be purchased and sold by the Fund subject to subject to the fundamental policies of the Fund, as reflected in the Trust’s Registration Statement filed with the SEC, as such Registration Statement is amended from time to time.

Expenses. The provisions of the New Subadvisory Agreement regarding expenses are identical to the provisions of the Current Subadvisory Agreement. Under the terms of the Current Subadvisory Agreement and New Subadvisory Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties.

Compensation. The provisions of the Current Subadvisory Agreement and the New Subadvisory Agreement regarding compensation are identical. Under the Current Subadvisory Agreement and New Subadvisory Agreement for the Fund, the Adviser pays the Subadviser the following fee:

Subadviser	Fund	Fee as a % of the Average Daily Net Assets of the Fund
Parkway Advisors, LP	Select Value Fund	0.50%
Howe & Rusling, Inc.	Quality Growth Fund	0.30%
Howe and Rusling, Inc.	Fixed Income Fund	$1 - $25 Million 0.30% $25 - $50 Million 0.25% $50 - $100 Million 0.20% Over $100 Million 0.20%
J. Team Financial, Inc. d/b/a Team Financial Strategies	The Texas Fund	First $10 Million 0.25% Above $10 Million 0.60%
G.W. Henssler & Associates, Ltd.	Opportunity Equity Fund	$0 - 25 Million 0.25% >$25 Million 0.50%
Luken Investment Analytics, LLC	Smart Diversification Fund	$0 - 10 Million 0.25% >$10 Million 0.50%

Duration and Termination of the Agreement. The Current Subadvisory Agreement for each Fund originally was in effect for an initial two (2) year term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of each Fund approve the New Subadvisory Agreement for such Fund, it will take effect on the date the Transaction is closed and expire two years thereafter, unless continued. The New Subadvisory Agreement may be continued for successive one-year periods thereafter if approved at least annually in the matter required by the 1940 Act.

The Current Subadvisory Agreement and New Subadvisory Agreement provide that the agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days’ written notice to the Subadviser or (ii) by the Subadviser on 30 days’ written notice to the Trust. This Agreement shall terminate immediately (i) upon its assignment or (ii) upon termination of the corresponding New Management Agreement.

Liability of the Subadviser. The Current Subadvisory Agreement and New Subadvisory Agreement provides that the Subadviser will give the Subadviser's best judgment and efforts in rendering its services. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties, or by reason of the Subadviser's reckless disregard of its obligations and duties.  Further, the Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.  Finally, the Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

Each New Subadvisory Agreement has a clarifying provision that obligates the Subadviser to be responsible for all costs (such as proxy preparation and solicitation, legal, audit, etc.) associated with any actions taken by the Subadviser which require Board and Shareholder approval. This provision did not appear in the Current Subadvisory Agreement.

Board Considerations

As described above, the Transaction has resulted in a change in control of the Adviser, and therefore an “assignment” of each Fund’s Current Management Agreement, and, as a result, the automatic termination of the Current Subadvisory Agreement. At the October Meeting, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreements and recommended that the shareholders of the Trusts approve the New Subadvisory Agreements. The Board took those actions after consideration of and deliberation over information concerning the Transaction, including with respect to the degree to which the change in control would affect the provision of management services to the Trusts. Information about the Board’s considerations and process is set forth below.

In determining whether to approve the New Subadvisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by each Subadviser under the Current Subadvisory Agreements as well as the services to be provided under the New Subadvisory Agreements. In approving the New Subadvisory Agreements, the Board considered its conclusions with respect to its approvals of the Current Subadvisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by each Subadviser to the Funds.

In connection with the October Meeting, the Independent Trustees, requested and evaluated information they deemed reasonably necessary to their review process. The Board received the following information provided by each Subadviser: (i) reports regarding the services and support provided to each Fund and its shareholders by the Subadviser; (ii) performance assessments of the investment performance of the Funds by personnel of the Subadviser; (iii) performance commentary on the reasons for the performance; (iv) presentations by the Fund’s portfolio managers addressing the Subadviser’s investment philosophy, investment strategy and operations; (v) compliance reports, audits and review reports concerning the Fund and the Subadviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADVs of the Subadviser; (vii) information on relevant developments in the mutual fund industry and how the Funds and/or the service providers are responding to them; (viii) financial information about the Subadviser; (ix) a description of the personnel at the Subadviser involved with the Funds, their background, professional skills and accomplishments; (x) information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information about the Subadviser; (xi) comparative expense and performance information for other mutual funds that are similar to the Funds; (xii) where available, information about performance and fees relative to other accounts managed by the Subadvisers that might be considered comparable to the Funds in terms of investment style; and (xiii) any soft-dollar or other “fall-out” or similar benefits to be realized by the Adviser from its relationship with the Funds.

In deciding whether to approve the New Subadvisory Agreements, the Board considered numerous factors, including:

The Nature, Extent, and Quality of the Services Provided by the Subadviser. The Board considered various aspects of the nature, extent and quality of the services provided by each Subadviser to the Funds. They noted that the responsibilities of each Subadviser under its Current Subadvisory Agreement had not changed since the last renewal and were not proposed to change under the New Subadvisory Agreement. The Board also considered the following: (i) the quality of the subadvisory services (including research and recommendations with respect to portfolio securities), noting that they are not proposed to change; (ii) the background, experience and professional ability and skill of the portfolio management personnel assigned to the Funds, noting the commitment to hire and retain qualified personnel to work on behalf of the Funds and their shareholders, noting that they are not proposed to change; (iii) the processes used for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations, as well as for assuring compliance with regulatory requirements, specifically noting that the Subadviser did not report any material compliance matter over the last year; where applicable; (iv) the oversight of the Funds’ portfolios by the Subadviser; (v) the Subadvisers’ succession plans and business continuity plans; and (vi) the coordination of services for the Funds among the service providers, Trust management and the Trustees.

After reviewing and considering the foregoing information and further information in the Board Materials provided by the Subadvisers such as their Form ADV, the Board concluded, in light of all the facts and circumstances, that the nature, extent and quality of the services provided by each Subadviser were satisfactory and adequate for their respective Funds.

Investment Performance of the Funds’ and the Subadviser. In considering the investment performance of the Funds’ Subadvisers, the Board discussed each Fund’s performance in light of their stated objectives/restrictions, succession planning, the Trustees compared the short- and long-term performance of each Fund with the performance of its benchmark, groups of funds with similar objectives managed by other investment advisers, and aggregated data by category.

In particular, as to the Monteagle Select Value Fund, as reported by the Fund’s Subadviser, the Board noted it had no other accounts which are comparable to the investment objectives and policies of the Fund. The Board also noted that, as of December 31, 2018, the Fund reported negative annual performance figures of -16.86% while the S&P 500 reported -4.38% and the Morningstar’s Large Value Fund’s category reported -8.53%. The Board concluded that the Fund’s overall performance was satisfactory.

As to the Monteagle Fixed Income Fund, as reported by the Fund’s Subadviser, the Board noted it had no other accounts which are comparable to the investment objectives and policies of the Fund. Among other information provided by the Subadviser, the Board reviewed the following table which compares the Fund to other mutual funds in the same category.

	Monteagle HRX (All time periods are through 9/30/2019)			Barclays US Govt./Credit Intermediate	Merrill Lynch AAA-A Corp./Govt. 1-10 Year
	Gross	Net of Sub- adviser Fee	NAV Performance
1-yr.	8.83%	8.33%	7.40%	8.12%	7.70%
3-yr.	3.23%	2.75%	1.59%	2.40%	2.12%
5-yr.	3.31%	2.80%	1.93%	2.67%	2.47%
10-yr.	3.91%	3.35%	2.16%	3.05%	2.76%

Accordingly, the Board noted that during most periods, the Fund outperformed the comparable category average. The Board concluded that the Fund’s overall performance was satisfactory.

As to the Texas Fund, the Board noted that the Texas Fund’s trailing return as of August 31, 2019 was 2.54%. The Board noted that over the past 12 months, during this period, the Subadviser did not manage an investment strategy that was like the Fund in other of its client accounts. The Board further noted that the Subadviser reported that there are currently no other mutual funds that focus on investments in companies in the State of Texas. The Subadviser noted that, because of this lack of comparable funds, it is very difficult to find funds with similar sector exposure to the State of Texas. The most similar funds are “All Cap Funds,” “Equal Weighted” funds or funds from countries that are commodity based. The Fund reported its one-year performance figure as -13.75% compared to FT Texas Lone Star Opportunity 1 RE at -0.96%, BNY Mellon (formerly Dreyfus) Strd Midcap I at -6.27%, Sterling Capital Stratton McCp at -2.41% and the Putnam Equity Spectrum M at -16.74%. The Subadviser reported that the indices it believes to be comparable to the Fund are the Russell 2000 Index which reported a one-year ending 09/30/2018, performance figure of -10.21% while the S&P MidCap 400 Index reported -4.08% for the same period. The Fund reported category comparative 9/30/2018 figures in the Mid-Cap Blend category as -7.18% and the Small Blend category as -7.72%. The Board upon review of the performance figures reported by the Subadviser concluded that the Fund’s performance was satisfactory.

As to the Monteagle Quality Growth Fund, the Subadviser reported to the Board that the Fund has seen significant outflows during 2019, so the relevance of performance comparisons was somewhat limited. For the trailing 12 months, the Fund’s NAV returns were -7.62%. The Board noted that the complications associated with the outflows were the main driver of underperformance. The Board concluded that the Fund’s performance was satisfactory.

As to the Monteagle Opportunity Equity Fund, the Board noted that the Fund’s trailing return as of August 31, 2019 was 15.37%, compared to the category average of 14.79%, and the S&P 500 at 18.34%.

As to the Smart Diversification Fund, it was noted that the Fund had recently been launched as of September 3, 2019 and 12-month performance was not yet available.

After considering and discussing the performance of each Funds, each Subadviser’s experience and performance in their roles with respect to the Funds, the historical and comparative performance data provided, and other relevant information, the Board concluded, in light of all the facts and circumstances, that the investment performance of each of the Funds, the Adviser and the Subadvisers was satisfactory.

The Costs of the Services Provided and Profits Realized by the Subadvisers from their Relationships with the Funds. In considering these factors, the Board noted the overall expenses of each Fund, including the nature and frequency of subadvisory fee payments. In addition, the Board noted the asset levels of each Fund and the gross and net expenses of each Fund as compared to gross and net expenses of a group of funds that may be considered similar, noting that the expenses of each of the Funds was within the range of expenses incurred by the other funds in its group.

The Trustees considered the financial condition and profitability information provided by each Subadviser in the Board Materials and the level of commitment to the Funds by the principals of the Subadviser to their roles for the Funds.

After further consideration of these elements, the Board concluded, in light of all the facts and circumstances, that the costs of the services provided to the Funds and the profits realized by each Subadviser from its relationships with the Funds were satisfactory.

Other Benefits Derived by the Subadviser from their Relationships with the Funds and Conflicts of Interest. The Board also considered other benefits that each Subadviser derives from their relationship with the Funds (sometimes referred to as “fall-out” benefits) and conflicts of interest. After reviewing and considering these items and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by each Subadviser from its relationships with the Funds were satisfactory.

Economies of Scale. The Board next considered the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Board considered the breakpoints in effect on the advisory fee schedule for each of the Funds at various asset levels, which are aimed at sharing with shareholders any economies of scale that are realized from Fund growth.

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the fee levels and breakpoints were satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders if the Funds grow.

In connection with considering the New Subadvisory Agreements, the Board of Trustees made findings with respect to the Transaction. It was determined that the Board of Trustees will remain at least 75% disinterested for at least three (3) years. Since the Transaction involves absolutely no change in fees or expenses with the Fund and with representations from the

Subadviser that they will not propose any change during at least a two (2) year period after the date of the Transaction, the Board concluded that each New Subadvisory Agreement would not impose any additional burden on shareholders.

Information Regarding each Subadviser

The Subadviser to the Monteagle Fixed Income Fund and the Monteagle Quality Growth Fund is Howe and Rusling, Inc. (“Howe & Rusling”). Howe & Rusling is a corporation organized under the laws of the State of New York whose principal executive offices are located at 120 East Avenue, Rochester, New York 14604. Howe & Rusling has managed the Monteagle Fixed Income Fund’s portfolio since the Fund’s inception. Howe & Rusling has managed the Monteagle Quality Growth Fund’s portfolio since September 1, 2017. Howe & Rusling serves primarily individual, retirement plan, corporate and non-profit endowment clients. It manages both individual stocks and bonds for its clients. Craig D. Cairns, Casey D. Ryan, Mary L. Sisson are officers of Howe & Rusling. Craig D. Cairns is the President and Chief Compliance Officer of Howe & Rusling. Casey D. Ryan serves as Vice President of Howe & Rusling. Mary L. Sisson serves as Vice President of Howe & Rusling.

The Subadviser to the Monteagle Select Value Fund is Parkway Advisors, LP. (“Parkway”). Parkway is a limited partnership organized under the laws of the State of Texas whose principal executive offices are located at 6550 Directors Parkway, Abilene, Texas 79606. Parkway is a wholly owned subsidiary of Directors Investment Group, Inc., a holding company of several businesses which include insurance companies. Prior to May 2001, the staff of Parkway comprised the investment department of a related insurance company responsible for the management of assets for over 13 years. The investment department spun out of the insurance company, organized Parkway in April of 2001 and has been registered with the Securities and Exchange Commission as an investment adviser since May 16, 2001. Theron R. Holladay, CFA is the President and a Principal of Parkway. Theron R. Holladay and Chad B. Hoes are jointly and primarily responsible for the day-to-day management of the Fund.

The Subadviser to The Texas Fund is J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”). Team is a corporation organized under the laws of the State of Texas whose principal executive offices are located at 1174 N. 3rd St., Abilene, Texas 79601. Team has managed the portfolio of The Texas Fund since its inception. Team manages for institutions and high net worth individuals and invests in high quality domestic securities, including stocks, bonds, mutual funds, exchange traded funds and options. Joseph S. Team is the President of Team. The members of the portfolio management team, Jody Team, Heath Hamrick and Scott Haynes, have been part of the equity investment process since they joined Team in 2005, 2010 and 2010, respectively.

The Subadviser to the Monteagle Opportunity Equity Fund is G.W. Henssler & Associates, Ltd. (“GWH”) located in Kennesaw, Georgia and is the predecessor firm of Henssler Asset Management, Inc. Henssler Asset Management, Inc. was founded in 1987 by Gene W. Henssler, Ph.D. and, as of April 30, 2019, managed assets of $1.79 billion for high net worth individuals, investment companies, pension and profit-sharing plans, charitable organizations, other investment advisers, and corporations and other business entities. GWH’s investment management team has provided portfolio management on behalf of the Fund since January 2016. Gene W. Henssler may be deemed to control the firm due to his position as President and majority interest holder. The principals of GWH are predominantly the identical principals of Henssler Asset Management, Inc. Each has been a portfolio manager of the predecessor Fund, the Hennsler Equity Fund, for over 10 years.

The Subadviser to Smart Diversification Fund is Luken Investment Analytics, LLC (“LIA”). LIA is a limited liability company organized in the State of Tennessee located at 1894 General George Patton Drive, Suite 500, Franklin, Tennessee. The firm was formed in May 2013 by Gregory Lee Luken and as of January 23, 2018, managed assets of approximately $94 million for high net worth individuals, pension and profit-sharing plans, and other investment advisers. Gregory Luken may be deemed to control LIA due to his position as President and principal owner.

Vote Required

The shareholders of each Monteagle Fund vote separately, and therefore must independently approve, Proposal II. The approval of Proposal II by a Monteagle Fund is contingent on the approval of its corresponding Proposal I.

The vote required to approve the New Subadvisory Agreements with respect to a Monteagle Fund is the lesser of (i) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of such Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for a Monteagle Fund, the Trustees will consider what other actions to take in the best interests of the Fund.

Recommendation of the Board

The Board of Trustees believes that the New Subadvisory Agreements are in the best interests of shareholders of each Fund. Accordingly, the Board unanimously recommends that shareholders of each Fund vote to APPROVE the New Subadvisory Agreement as set forth in Proposal II.

PROPOSAL III

APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING

(As to: Monteagle Select Value Fund,
Monteagle Fixed Income Fund,

Monteagle Quality Growth Fund and The Texas Fund)

Background

The 1940 Act requires all mutual funds to adopt certain “fundamental” investment restrictions with respect to several specific types of activities, including a fund’s ability to: borrow money; issue senior securities; engage in the business of underwriting securities issued by other persons; concentrate its investments in any particular industry or group of industries; purchase or sell real estate; purchase or sell commodities; and make loans to other persons. The 1940 Act also requires funds to state whether they are diversified or non-diversified, as those terms are defined in the 1940 Act. The 1940 Act permits a fund to designate any other of its policies as fundamental investment restrictions, as the fund deems necessary or desirable.

The Adviser has reviewed the Monteagle Funds’ current fundamental investment restrictions for each of the Monteagle Funds and determined that certain of the Trust’s Funds have not specifically designated a fundamental restriction regarding borrowing money, specifically the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund. Accordingly, Management has recommended to the Board that each of these Funds designate its existing non-fundamental investment restriction regarding borrowing money as a fundamental investment restriction, subject to shareholder approval. Accordingly, the amendment described in Proposal III is intended to confirm that the existing non-fundamental investment restriction relating to the applicable Funds’ ability to borrow money is a fundamental investment restriction. The existing non-fundamental investment restriction regarding borrowing money reads:

No Fund may purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

Proposed Fundamental Policy

Under the proposed amendment, the fundamental investment restriction with respect to borrowing money will provide as follows:

No Fund may purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

Discussion of Proposal III

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in borrowing money. The 1940 Act limits the amount a fund may borrow. Currently, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes, such as clearance of fund transactions and share redemptions. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio of the value of the fund’s total assets, minus liabilities other than borrowings, to the aggregate amount of all borrowings.

As stated above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. Each Fund’s current and proposed investment restriction relating to borrowing money is more restrictive than the 1940 Act.

By approving the existing non-fundamental investment restriction to be a fundamental investment restriction moving forward, the Board will be prohibited from amending this investment restriction without first obtaining shareholder approval as set forth under the 1940 Act. Since each applicable Fund has been under an investment restriction that is identical to the one proposed, yet non-fundamental, the shareholder approval of Proposal III will not alter any of the applicable Fund’s respective investment restrictions which are now in place. The applicable Funds would continue to be managed subject to the limitations imposed by the 1940 Act and expressed in the Funds’ SAI, as well as the investment objective, strategies and policies expressed in the Fund’s Prospectus and SAI.

If approved by shareholders of each Fund, the amended investment restriction will become effective when the Fund’s SAI is revised or supplemented to reflect the amendment. If the proposed amendment is not approved by shareholders of the Portfolio, the current non-fundamental investment restriction will remain in effect.

Vote Required

The shareholders of the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund vote separately, and therefore must independently approve Proposal III.  The approval of Proposal III by the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund, voting separately, is not contingent on the approval or non-approval of Proposal I or II.

The vote required to approve Proposal III is the lesser of (i) 67% of the shares of the Fund that are present at the Meeting, if the holders of more than 50% of the shares of such Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for a Monteagle Fund, the Trustees will consider what other actions to take in the best interests of the Fund.

Recommendation of the Board

The Board of Trustees believes that approving the current non-fundamental investment restriction relating to borrowing as a fundamental investment restriction is in the best interests of shareholders of the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund. Accordingly, the Board unanimously recommends that shareholders of the Monteagle Select Value Fund, Monteagle Fixed Income Fund, Monteagle Quality Growth Fund and The Texas Fund vote to APPROVE the fundamental investment restriction relating to borrowing money as set forth in Proposal III.

PROPOSAL IV

APPROVAL OF ADJOURNMENT OF MEETING

If there are insufficient votes with respect to the Fund at the time of the Meeting to approve Proposals I, II or III, the Meeting may be adjourned to another time or place, if necessary or appropriate, to solicit additional proxies. If the number of votes for each Fund present in person or by proxy at the Meeting and voting in favor of any of Proposals I, II or III is insufficient to adopt such proposal(s), the Trust intends to move to adjourn the Meeting so that the Board may solicit additional proxies for approval of the relevant proposal(s).  In that event, the Trust will ask its shareholders to vote only upon the adjournment proposal and not on Proposals I, II or III.  In this proposal, the Trust is asking each Fund’s shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Meeting to another time and place for the purpose of soliciting additional proxies, including the solicitation of proxies from Fund shareholders who have previously voted.

ADDITIONAL INFORMATION

Information about Voting Instructions and the Conduct of the Special Shareholder Meeting

General. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Special Meeting of Shareholders. The Meeting will be held at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on December 16, 2019 at 10:00 a.m. Eastern time. The Notice of the Special Meeting of Shareholders, the Proxy Statement and the enclosed proxy voting form are being mailed to shareholders on or about November 13, 2019.

Only shareholders of record of the Fund as of the close of business on the Record Date will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote, with fractional shares voting proportionally.

As of the Record Date, each Monteagle Fund had the following shares outstanding. Shareholders who owned more than 5% of the outstanding on the record date are also reflected.

Fund	Total Shares	Name and Addresses	Shares Owned	% of Fund Owned

Fixed Income Fund	2,444,340.076	Mitra & Co. FBO 47	2,436,110.23	99.66%
		11270 W. Park Place, Suite 400
		Milwaukee, WI 53224-3638

Quality Growth Fund	1,307,003.709	Maril & Co. FBO 47	1,289,554.65	98.66%
		480 Pilgrim Way, Suite 100
		Green Bay, WI 54304

Select Value Fund	2,421,124.523	Maril & Co. FBO 47	1,381,132.76	57.05%
		480 Pilgrim Way, Suite 100
		Green Bay, WI 54304

		NFS, LLC	786,373.08	32.48%
		499 Washington Blvd.
		Jersey City, MO 07310

		Raymond James & Associates, Inc.	133,115.42	5.50%
		880 Carillon Pkwy.
		St. Petersburg, TX 33733-2749

Texas Fund – Class I	1,010,907.894	Cell Fortress of Contego	63,741.21	6.31%
		4215 E. McDowell Rd., Ste 115
		Mesa, AZ 85215

		FBO Cell Fortress of Contego	55,456.64	5.41%
		PO Box 451249
		Cleveland, OH 4415

Opportunity Equity Fund – Investor Class	2,813,138.879	Charles Schwab & Co., Inc.	823,706.06	29.28%
		211 Main Street
		San Francisco, CA 94105-1905

		Massachusetts Mutual Life Insurance Company	716,739.40	25.48%
		1295 State Street, C105
		Springfield, MA 01111-0002

		Great-West Trust Company	469,831.45	16.70%
		8515 E. Orchard Rd., 2T2
		Greenwood Village, CO 80111-5002

Opportunity Equity Fund – Institutional Class	2,793,874.747	Benefit Trust Company as Trustee	1,163,743.83	41.65%
		PO Box 12770
		Overland Park, KS 66282-2765

		Benefit Trust Company as Trustee	877,785.99	31.42%
		PO Box 12770
		Overland Park, KS 66282-2765

		Midlantic Clearing and Settlement	289,500.34	10.36%
		1251 Waterfront Place, Ste. 540
		Pittsburgh, PA 15222

		Charles Schwab & Co., Inc.	227,535.51	8.14%
		211 Main Street
		San Francisco, CA 94105-1905

		Reliance Trust Company	152,752.82	5.47%
		PO Box 28004
		Atlanta, GA 30358-0004

Smart Diversification Fund	76,405.071	Pershing LLC	12,000.00	15.71%
		PO Box 2052
		Jersey City, NJ 07303

LPL Financial Services	11,988.01	15.69%
4707 Executive Drive
San Diego, SC 92121-3091

Pershing LLC	10,000.00	13.09%
PO Box 2052
Jersey City, NJ 07303

Pershing LLC	4,700.00	6.15%
PO Box 2052
Jersey City, NJ 07303

Pershing LLC	4,550.05	5.96%
PO Box 2052
Jersey City, NJ 07303

Pershing LLC	4,550.05	5.96%
PO Box 2052
Jersey City, NJ 07303

Pershing LLC	4,400.00	5.76%
PO Box 2052
Jersey City, NJ 07303

Pershing LLC	4,300.00	5.63
PO Box 2052
Jersey City, NJ 07303

Controlling Person Information

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of Record Date, the following persons beneficially owned 25% or more of the shares of a Fund (or of the Trust) and may be deemed to control the Fund (or the Trust).

Shareholders	Fund Name	Percentage of Fund Shares Owned
Maril & Co. FBO 47	Fixed Income Fund	99.66%
Maril & Co. FBO 47	Quality Growth Fund	98.66%
Maril & Co. FBO 47	Select Value Fund	57.05%
NFS, LLC	Select Value Fund	32.48%

Charles Schwab & Co., Inc.	Opportunity Equity Fund - Investor	29.28%
Massachusetts Mutual Life Insurance Company	Opportunity Equity Fund - Investor	25.48%
Benefit Trust Company as Trustee	Opportunity Equity Fund - Institutional	41.65%
Benefit Trust Company as Trustee	Opportunity Equity Fund - Institutional	31.42%

Investment Adviser. Nashville Capital Corporation (“NCC”), the SEC registered investment advisor of each Monteagle Fund, oversees the management of the Monteagle Funds’ portfolios and manages the Monteagle Funds’ business affairs. The Adviser is located at 2506 Winford Ave., Nashville, Tennessee 37211. The following individuals/companies own or will own more than 10% of the Adviser as follows:

OWNERS OF NCC		OWNERS OF NCC
(as of October 31, 2019)		(as of November 1, 2019)
Larry C. Catlett	10%	Renasant Bank	100%
Micah W. White	90%

Subadvisers.

As to each of the Monteagle Fixed Income Fund and the Monteagle Quality Growth Fund, the Subadviser is Howe and Rusling, Inc. (“Howe & Rusling”). Howe and Rusling has its principal executive offices located at 120 East Avenue, Rochester, New York 14604.

As to the Monteagle Select Value Fund, the Subadviser is Parkway Advisors, LP. (“Parkway”). Parkway has its principal executive offices located at 6550 Directors Parkway, Abilene, Texas 79606.

As to The Texas Fund, the Subadviser is J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”). Team has its principal executive offices located at 1174 N. 3rd St., Abilene, Texas 79601.

As to Monteagle Opportunity Equity Fund, the Subadviser is G.W. Henssler & Associates, Ltd. (“GWH”). GWH has its principal executive offices located at 3735 Cherokee Street, Kennesaw, Georgia 30144.

As to Smart Diversification Fund, the Subadviser is Luken Investment Analytics, LLC (“Luken”). Luken has its principal executive offices located at 1894 General George Patton #500, Franklin, TN 37067.

Principal Underwriter. Arbor Court Capital, LLC (the “Distributor”) is the principal underwriter for the Trust and agent for the distribution of each Fund’s shares. The Distributor is affiliated with the Transfer Agent (as defined below) but is not affiliated with the Adviser nor its affiliated companies.

Accounting Agent, Transfer Agent & Administrator. Mutual Shareholder Services, LLC (the “Transfer Agent”) provides certain administration, portfolio accounting, and transfer agent and shareholder services to the Funds. The Transfer Agent’s address is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Custodian. Huntington National Bank serves as custodian for the Trust.

Affiliated Brokerage. Neither Nashville Capital Corporation nor the subadvisers for the Funds effect brokerage transactions through affiliates of the Adviser, the subadvisers or the Funds (or affiliates of such persons).

Expenses. This proxy shall not unfairly burden the shareholders of the Fund as: 1) the advisory fee is staying the same; 2) the Subadvisory fee is staying the same and is paid by the Adviser; and 3) the costs of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the Meeting, will be paid by the Adviser (the total costs are estimated to be $55,000.00).

Independent Registered Public Accountants. Monteagle Funds’ financial statements for the fiscal year ended August 31, 2019, were audited by Cohen & Company (“Cohen”). Cohen has confirmed to the Trust’s Audit Committee that they are independent registered public accountants with respect to the Funds.

Required Vote and Quorum. Approval of Proposals I, II and III requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, provided a quorum is present. The term “majority of the outstanding voting securities,” as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.  Approval of Proposal IV as to any Fund requires the vote of a majority of the total number of shares of the relevant Fund that are present in person or by proxy and entitled to vote.

Record owners of the shares of each Fund as of the Record Date will be entitled to vote and may cast one vote for each share held and a fractional vote for each fractional share held. A majority of the shares of a Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of such Fund at the Meeting. A lesser number is sufficient for adjournments.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly. For each Proposal, abstentions and broker non-votes will have the effect of a “no” vote, except that, with respect to Proposal IV, an abstention and broker non-vote will have no effect on the vote.

Revocation of Proxies and Voting Instructions. If an enclosed proxy card is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later proxy card mailed to each Fund and received by the Secretary of the Trust at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by facsimile at (440) 526-4446. You may attend the Meeting in person to revoke previously provided proxy card and to provide new voting instructions.

If you simply sign the proxy card without specifying an instruction, the proxy card will be voted in accordance with the recommendation of the Trust’s Board with respect to each Proposal considered at the Meeting.

For instructions on how to attend the meeting and vote in person, please call (888) 263-5593.

Other Business

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Trust intends to present or knows that others will present are the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in their discretion, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares. Shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any adjournment.

Proposal of Shareholders. The Funds do not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Funds do not hold regular shareholders’ meetings, the anticipated date of any Fund’s next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of a Fund should send their written proposal to the Secretary of the Trust at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by facsimile at (440) 526-4446. Proposals must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Funds (or the particular Fund to which such other matter pertains).

Instructions For Executing Voting Instructions

The following general rules for signing the proxy card may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your voting instructions properly.

1.

INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2.

JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3.

ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. After completing your voting instructions, return it in the enclosed postage paid envelope.

If you have any questions about the voting instructions, please call the Fund at (888) 263-5593.

THE TRUST WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL AND SEMI-ANNUAL REPORTS. SHAREHOLDERS CAN REQUEST A COPY BY (1) CALLING 1-888-263-5593 OR (2) WRITING TO THE FUND AT 8000 TOWN CENTRE DRIVE, SUITE 400, BROADVIEW HEIGHTS, OHIO 44147. EACH SHAREHOLDER SHOULD RECEIVE A COPY OF THE PROXY MATERIALS,

HOWEVER IF SEVERAL SHAREHOLDERS LIVING AT THE SAME ADDRESS RECEIVE ONLY ONE COPY OF THE PROXY MATERIALS, THEY SHOULD CONTACT THE FUND TO REQUEST ADDITIONAL SETS.

The Board recommends that you vote FOR the proposals.

Please complete, sign and return the enclosed proxy card promptly via mail or facsimile (440) 526- 4446. No postage is required if mailed in the United States.

By order of the Board,

/s/ Brandon Pokersnik

Brandon Pokersnik
Secretary

APPENDIX A

The table below sets forth the date of the Current Management Agreement, the date on which it was last approved by the Board, the date on which it was last submitted to a vote of shareholders, and the purpose of such submission.

Fund Name	Date of Current Management Agreement	Date Agreement was Last Approved by Board	Date Current Management Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Management Agreement to Shareholders
Monteagle Select Value Fund	May 2, 2017	January 16, 2019	March 29, 2017	Initial Approval
Monteagle Fixed Income Fund	May 2, 2017	January 16, 2019	March 29, 2017	Initial Approval
Monteagle Quality Growth Fund	May 2, 2017	January 16, 2019	March 29, 2017	Initial Approval
The Texas Fund	May 2, 2017	January 16, 2019	March 29, 2017	Initial Approval
Monteagle Opportunity Equity Fund	March 1, 2019	January 16, 2019	April 22, 2019	Initial Approval
Smart Diversification Fund	April 15, 2019	January 16, 2019	April 12, 2019	Initial Approval

The table below sets forth the date of the Current Subadvisory Agreement for each Fund, the date on which it was last approved by the Board, the date on which it was last submitted to a vote of shareholders, and the purpose of such submission.

Fund Name	Date of Current Subadvisory Agreement	Date Agreement was Last Approved by Board	Date Current Subadvisory Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Subadvisory Agreement to Shareholders
Monteagle Fixed Income Fund	May 2, 2017	January 16, 2019	March 29, 2017	Initial Approval
Monteagle Quality Growth Fund	September 1, 2017	January 16, 2019	August 25, 2017	Initial Approval
Monteagle Select Value Fund	May 2, 2017	January 16, 2019	March 29, 2017	Initial Approval
The Texas Fund	May 2, 2017	January 16, 2019	March 29, 2017	Initial Approval
Monteagle Opportunity Equity Fund	March 1, 2019	January 16, 2019	April 22, 2019	Initial Approval
Smart Diversification Fund	April 15, 2019	January 16, 2019	April 12, 2019	Initial Approval

11A-1

APPENDIX B

FORM OF MANAGEMENT AGREEMENT

Monteagle Select Value Fund

This Management Agreement (the “Agreement”) made as of the ___ day of December, 2019, by and between Monteagle Funds  a Delaware business trust with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Trust”), on behalf of its series the Monteagle Select Value Fund (the “Fund”) and Nashville Capital Corporation a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Adviser is authorized to act as an investment adviser under the Investment Adviser Act of 1940, and engage in the advisory business and the provision of certain other administrative and recordkeeping services in connection therewith; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for the Monteagle Select Value Fund, a series of the Trust, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement; and

WHEREAS, the Trust wishes to engage Adviser, to provide, or arrange for the provision of, certain operational services which are necessary for the day-to-day operations of the Fund, as amended from time to time by agreement of the parties, in the manner and on the terms and conditions hereinafter set forth, and Adviser wishes to accept such engagement; and

WHEREAS, the Trust and the Adviser desire to enter into the arrangement described herein relating to certain expenses of the Trust;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. Appointment; Delivery of Documents

(a)

The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts its employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust’s Trust Instrument (as amended from time to time, “Organic Documents”); (ii) the Trust’s Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”); (iii) the Trust’s current Prospectuses and Statements of Additional Information of the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) each plan of distribution or similar document (if any) adopted by the Trust under Rule 12b-1 under the 1940 Act (“Plan”) and each current shareholder service plan or similar document (if any) adopted by the Trust (“Service Plan”); and (v) all procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Adviser: (x) a copy of the resolution of the Board of Trustees of the Trust (the “Board”) appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable them to perform its duties pursuant to this Agreement.

(c)

The Adviser has delivered to the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. Duties of the Trust

(a)

The Trust will pay to Adviser on the last day of each month a fee at an annual rate outlined in Appendix A subject to this Agreement, such fee to be computed daily based upon the net asset value of the Fund as determined by a valuation made in accordance with the Trust's procedure for calculating the Fund’s net asset value as described in the Trust's Prospectus and/or Statement of Additional Information. During any period when the determination of the Fund's net asset value is suspended by the Trustees of the Trust, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Paragraph 2(a), be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

(b)

The Trust will, from time to time, furnish or otherwise make available to Adviser such information relating to the business and affairs of the Fund as Adviser may reasonably require in order to discharge its duties and obligations hereunder. Additionally, the Trust shall cause all service providers to the Trust to furnish information to the Adviser, and assist the Adviser as may be required.

SECTION 3. Duties of the Adviser

(a)

The Adviser shall make all decisions with respect to the allocation of the Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Fund may invest. The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund, the Subadviser, as applicable, and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c)

The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’ duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(d)

The Adviser will report to the Board all material matters. On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change in control of the Adviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change.

(e)

The Adviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(f)

The Adviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g)

The Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h)

The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

The Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(j)

The Trust hereby retains Adviser to provide, or, upon receipt of written approval of the Trust arrange for other companies to provide, the following services to the Fund(s) in the manner and to the extent that such services are reasonably necessary for the operation of the Fund (collectively, the "Services"):

(1)

accounting services and functions, including costs and expenses of any independent public accountants;

(2)

non-litigation related legal, including the expenses of maintaining registration and qualification of the Trust and the Fund under federal, state and any other applicable laws and regulations;

(3)

dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Fund accounts);

(4)

custodian and depository services and functions;

(5)

distribution, marketing, and/or underwriting services;

(6)

independent pricing services;

(7)

preparation of reports describing the operations of the Fund(s), including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Fund(s);

(8)

sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Adviser under the Management Agreement between the Trust and Adviser, including maintenance of shareholder records and shareholder information concerning the status of its Fund(s) accounts by investment adviser, subadviser, broker-dealers, financial institutions, and other organizations on behalf of Adviser;

(9)

Shareholder and Board of Trustee communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Trust's Fund shareholders, as well as all expenses of shareholders' and Board of Trustee' meetings, including the compensation and reimbursable expenses of the Trustees of the Trust;

(10)

other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Fund(s), and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

(k)

Notwithstanding the provisions of Paragraph 3(j) above, the Services shall not include and Adviser will not be responsible for any of the following:

(1)

all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Fund(s) in connection with securities transactions to which the Trust or the Fund(s) is a party or in connection with securities owned by the Trust or the Fund(s);

(2)

the interest on indebtedness, if any, incurred by the Trust or the Fund(s);

(3)

the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or the Fund(s) to federal, state, county, city, or other governmental agents;

(4)

the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust or the Fund(s);

(5)

any non-interested Trustee fee(s);

(6)

Chief Compliance Officer and compliance related services for the Trust or Fund; and

(7)

any other extraordinary expense of the Trust or Fund.

(l)

Adviser assume and shall pay for maintaining the staff, personnel, space, equipment and facilities necessary to perform its obligations under this Agreement.

SECTION 4. Compensation; Expenses

(a)

In consideration of the foregoing, the Trust shall pay the Adviser, with respect to the Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)

No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act; and

(c)

The Trust shall be responsible for and assumes the obligation for payment of: (i) advisory fees payable under this Agreement; (ii) costs of membership in trade associations; (iii) any expenses recouped by the Adviser; (iv) SEC registration fees and related expenses; (v) any non-interested Trustee fees; (vi) Chief Compliance Officer and compliance related services for the Trust or Fund; and  (vii) any extraordinary Trust expenses.

(d)

The Adviser shall jointly and separately be responsible for and assumes the obligation for payment of all of the Trust’s expenses, including: (i) the fees payable to each administrator under an agreement between the administrator and the Trust; (ii) expenses of issue, repurchase and redemption of Shares; (iii) premiums of insurance for the Trust, the Trustees and officers and fidelity bond premiums; (iv) fees and expenses of third parties, including the Trust’s independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant (unless extraordinary); (v) fees of pricing, interest, dividend, credit and other reporting services; (vi) telecommunications expenses; (vii) funds transmission expenses; (viii) auditing and legal expenses (unless extraordinary); (ix) costs of forming the Trust and maintaining its existence; (x) costs of preparing, filing and printing the Trust’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xi) expenses of meetings of shareholders and proxy solicitations; (xii) costs of reproduction, stationery, supplies and postage; (xiii) the costs of personnel (who may be employees of the Adviser, an administrator or its respective affiliated persons) performing services for the Trust; (xiv) costs of Board, Board committee, and other corporate meetings; (xv) all interested Trustee fees; (xvi) state, territory or foreign securities laws registration fees and related expenses; and (xvii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar manners.

SECTION 5. Standard of Care

(a)

The Trust shall expect of Adviser, and the Adviser will give the Trust the benefit of, the Adviser’ best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’ duties hereunder, or by reason of the Adviser’ reckless disregard of its obligations and duties hereunder.

(b)

The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’ employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. Effectiveness, Duration and Termination

(a)

This Agreement shall become effective with respect to the Fund immediately upon approval by a majority of the outstanding voting securities of that Fund or approval by at least a majority of all independent Trustees.

(b)

This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser or (ii) by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. Activities of the Adviser

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’ right, or the right of any of the Adviser’ officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. Representations of Adviser

The Adviser represents and warrants to the Trust that:

(a)

It is either registered as an Investment Adviser under the Investment Adviser Act of 1940, as amended (“Adviser Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Adviser Act;

(b)

It is not prohibited by the 1940 Act or the Adviser Act from performing the services contemplated by this Agreement;

(c)

It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)

It will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. Subadviser

At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment Adviser pursuant to the Adviser Act or who are exempt from registration thereunder (“Subadviser”). Each Subadvisers’ employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. Limitation of Shareholder and Trustee Liability

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser’ rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 11. Miscellaneous

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b)

No amendment to this Agreement or the termination of this Agreement with respect to the Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

(d)

This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by the Adviser and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at its respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of the Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or portfolio manager of either Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(l)

The terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that its signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as of the day and year first above written.

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

By:

         Paul B. Ordonio

Micah White

MONTEAGLE FUNDS

MANAGEMENT AGREEMENT

APPENDIX A

Adviser	Fund	Annual Fee Rate as a % of the Fund of the Trust – Net Assets of the Fund
Nashville Capital Corporation	Select Value Fund	First $25 Million 1.20% Next $25 Million 1.115% Next $50 Million .975% Over $100 Million .875%

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

              By:

         Paul B. Ordonio

  Micah White

FORM OF MANAGEMENT AGREEMENT

For the Monteagle Fixed Income Fund

This Management Agreement (the “Agreement”) made as of the ___ day of December, 2019, by and between Monteagle Funds  a Delaware business trust with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Trust”), on behalf of its series the Monteagle Fixed Income Fund (the “Fund”), and Nashville Capital Corporation a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Adviser is authorized to act as an investment adviser under the Investment Adviser Act of 1940, and engage in the advisory business and the provision of certain other administrative and recordkeeping services in connection therewith; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for the Monteagle Fixed Income Fund, a series of the Trust, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement; and

WHEREAS, the Trust wishes to engage Adviser, to provide, or arrange for the provision of, certain operational services which are necessary for the day-to-day operations of the Fund, as amended from time to time by agreement of the parties, in the manner and on the terms and conditions hereinafter set forth, and Adviser wishes to accept such engagement; and

WHEREAS, the Trust and the Adviser desire to enter into the arrangement described herein relating to certain expenses of the Trust;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. Appointment; Delivery of Documents

(a)

The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts its employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust’s Trust Instrument (as amended from time to time, “Organic Documents”); (ii) the Trust’s Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”); (iii) the Trust’s current Prospectuses and Statements of Additional Information of the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) each plan of distribution or similar document (if any) adopted by the Trust under Rule 12b-1 under the 1940 Act (“Plan”) and each current shareholder service plan or similar document (if any) adopted by the Trust (“Service Plan”); and (v) all procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Adviser: (x) a copy of the resolution of the Board of Trustees of the Trust (the “Board”) appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable them to perform its duties pursuant to this Agreement.

(c)

The Adviser has delivered to the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. Duties of the Trust

(a)

The Trust will pay to Adviser on the last day of each month a fee at an annual rate outlined in Appendix A subject to this Agreement, such fee to be computed daily based upon the net asset value of the Fund as determined by a valuation made in accordance with the Trust's procedure for calculating the Fund’s net asset value as described in the Trust's Prospectus and/or Statement of Additional Information. During any period when the determination of the Fund's net asset value is suspended by the Trustees of the Trust, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Paragraph 2(a), be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

(b)

The Trust will, from time to time, furnish or otherwise make available to Adviser such information relating to the business and affairs of the Fund as Adviser may reasonably require in order to discharge its duties and obligations hereunder. Additionally, the Trust shall cause all service providers to the Trust to furnish information to the Adviser, and assist the Adviser as may be required.

SECTION 3. Duties of the Adviser

(a)

The Adviser shall make all decisions with respect to the allocation of the Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Fund may invest. The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund, the Subadviser, as applicable, and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c)

The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’ duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(d)

The Adviser will report to the Board all material matters. On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change in control of the Adviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change.

(e)

The Adviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(f)

The Adviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g)

The Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h)

The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

The Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(j)

The Trust hereby retains Adviser to provide, or, upon receipt of written approval of the Trust arrange for other companies to provide, the following services to the Fund(s) in the manner and to the extent that such services are reasonably necessary for the operation of the Fund (collectively, the "Services"):

(1)

accounting services and functions, including costs and expenses of any independent public accountants;

(2)

non-litigation related legal, including the expenses of maintaining registration and qualification of the Trust and the Fund under federal, state and any other applicable laws and regulations;

(3)

dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Fund accounts);

(4)

custodian and depository services and functions;

(5)

distribution, marketing, and/or underwriting services;

(6)

independent pricing services;

(7)

preparation of reports describing the operations of the Fund(s), including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Fund(s);

(8)

sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Adviser under the Management Agreement between the Trust and Adviser, including maintenance of shareholder records and shareholder information concerning the status of its Fund(s) accounts by investment adviser, subadviser, broker-dealers, financial institutions, and other organizations on behalf of Adviser;

(9)

Shareholder and Board of Trustee communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Trust's Fund shareholders, as well as all expenses of shareholders' and Board of Trustee' meetings, including the compensation and reimbursable expenses of the Trustees of the Trust;

(10)

other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Fund(s), and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

(k)

Notwithstanding the provisions of Paragraph 3(j) above, the Services shall not include and Adviser will not be responsible for any of the following:

(1)

all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Fund(s) in connection with securities transactions to which the Trust or the Fund(s) is a party or in connection with securities owned by the Trust or the Fund(s);

(2)

the interest on indebtedness, if any, incurred by the Trust or the Fund(s);

(3)

the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or the Fund(s) to federal, state, county, city, or other governmental agents;

(4)

the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust or the Fund(s);

(5)

any non-interested Trustee fee(s);

(6)

Chief Compliance Officer and compliance related services for the Trust or Fund; and

(7)

any other extraordinary expense of the Trust or Fund.

(l)

Adviser assume and shall pay for maintaining the staff, personnel, space, equipment and facilities necessary to perform its obligations under this Agreement.

SECTION 4. Compensation; Expenses

(a)

In consideration of the foregoing, the Trust shall pay the Adviser, with respect to the Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)

No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act; and

(c)

The Trust shall be responsible for and assumes the obligation for payment of: (i) advisory fees payable under this Agreement; (ii) costs of membership in trade associations; (iii) any expenses recouped by the Adviser; (iv) SEC registration fees and related expenses; (v) any non-interested Trustee fees; (vi) Chief Compliance Officer and compliance related services for the Trust or Fund; and  (vii) any extraordinary Trust expenses.

(d)

The Adviser shall jointly and separately be responsible for and assumes the obligation for payment of all of the Trust’s expenses, including: (i) the fees payable to each administrator under an agreement between the administrator and the Trust; (ii) expenses of issue, repurchase and redemption of Shares; (iii) premiums of insurance for the Trust, the Trustees and officers and fidelity bond premiums; (iv) fees and expenses of third parties, including the Trust’s independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant (unless extraordinary); (v) fees of pricing, interest, dividend, credit and other reporting services; (vi) telecommunications expenses; (vii) funds transmission expenses; (viii) auditing and legal expenses (unless extraordinary); (ix) costs of forming the Trust and maintaining its existence; (x) costs of preparing, filing and printing the Trust’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xi) expenses of meetings of shareholders and proxy solicitations; (xii) costs of reproduction, stationery, supplies and postage; (xiii) the costs of personnel (who may be employees of the Adviser, an administrator or its respective affiliated persons) performing services for the Trust; (xiv) costs of Board, Board committee, and other corporate meetings; (xv) all interested Trustee fees; (xvi) state, territory or foreign securities laws registration fees and related expenses; and (xvii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar manners.

SECTION 5. Standard of Care

(a)

The Trust shall expect of Adviser, and the Adviser will give the Trust the benefit of, the Adviser’ best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’ duties hereunder, or by reason of the Adviser’ reckless disregard of its obligations and duties hereunder.

(b)

The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the

Adviser’ employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. Effectiveness, Duration and Termination

(a)

This Agreement shall become effective with respect to the Fund immediately upon approval by a majority of the outstanding voting securities of that Fund or approval by at least a majority of all independent Trustees.

(b)

This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser or (ii) by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. Activities of the Adviser

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’ right, or the right of any of the Adviser’ officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. Representations of Adviser

The Adviser represents and warrants to the Trust that:

(a)

It is either registered as an Investment Adviser under the Investment Adviser Act of 1940, as amended (“Adviser Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Adviser Act;

(b)

It is not prohibited by the 1940 Act or the Adviser Act from performing the services contemplated by this Agreement;

(c)

It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)

It will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. Subadviser

At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment Adviser pursuant to the Adviser

Act or who are exempt from registration thereunder (“Subadviser”). Each Subadvisers’ employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. Limitation of Shareholder and Trustee Liability

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser’ rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 11. Miscellaneous

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b)

No amendment to this Agreement or the termination of this Agreement with respect to the Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

(d)

This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by the Adviser and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at its respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of the Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or portfolio manager of either Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(l)

The terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that its signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as of the day and year first above written.

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

By:

         Paul B. Ordonio

Micah White

MONTEAGLE FUNDS

MANAGEMENT AGREEMENT

APPENDIX A

Adviser	Fund	Annual Fee Rate as a % of the Fund of the Trust – Net Assets of the Fund
Nashville Capital Corporation	Fixed Income Fund	First $25 Million .965% Next $25 Million .965% Next $50 Million .845% Over $100 Million .775%

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

              By:

         Paul B. Ordonio

  Micah White

FORM OF MANAGEMENT AGREEMENT

Monteagle Quality Growth Fund

This Management Agreement (the “Agreement”) made as of the ___ day of December , 2019, by and between Monteagle Funds  a Delaware business trust with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Trust”), on behalf of its series the Monteagle Quality Growth Fund (the “Fund”) and Nashville Capital Corporation a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Adviser is authorized to act as an investment adviser under the Investment Adviser Act of 1940, and engage in the advisory business and the provision of certain other administrative and recordkeeping services in connection therewith; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for the Monteagle Quality Growth Fund, a series of the Trust, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement; and

WHEREAS, the Trust wishes to engage Adviser, to provide, or arrange for the provision of, certain operational services which are necessary for the day-to-day operations of the Fund, as amended from time to time by agreement of the parties, in the manner and on the terms and conditions hereinafter set forth, and Adviser wishes to accept such engagement; and

WHEREAS, the Trust and the Adviser desire to enter into the arrangement described herein relating to certain expenses of the Trust;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. Appointment; Delivery of Documents

(a)

The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts its employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust’s Trust Instrument (as amended from time to time, “Organic Documents”); (ii) the Trust’s Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”); (iii) the Trust’s current Prospectuses and Statements of Additional Information of the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) each plan of distribution or similar document (if any) adopted by the Trust under Rule 12b-1 under the 1940 Act (“Plan”) and each current shareholder service plan or similar document (if any) adopted by the Trust (“Service Plan”); and (v) all procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Adviser: (x) a copy of the resolution of the Board of Trustees of the Trust (the “Board”) appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable them to perform its duties pursuant to this Agreement.

(c)

The Adviser has delivered to the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. Duties of the Trust

(a)

The Trust will pay to Adviser on the last day of each month a fee at an annual rate outlined in Appendix A subject to this Agreement, such fee to be computed daily based upon the net asset value of the Fund as determined by a valuation made in accordance with the Trust's procedure for calculating the Fund’s net asset value as described in the Trust's Prospectus and/or Statement of Additional Information. During any period when the determination of the Fund's net asset value is suspended by the Trustees of the Trust, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Paragraph 2(a), be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

(b)

The Trust will, from time to time, furnish or otherwise make available to Adviser such information relating to the business and affairs of the Fund as Adviser may reasonably require in order to discharge its duties and obligations hereunder. Additionally, the Trust shall cause all service providers to the Trust to furnish information to the Adviser, and assist the Adviser as may be required.

SECTION 3. Duties of the Adviser

(a)

The Adviser shall make all decisions with respect to the allocation of the Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Fund may invest. The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund, the Subadviser, as applicable, and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c)

The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’ duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(d)

The Adviser will report to the Board all material matters. On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change in control of the Adviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change.

(e)

The Adviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(f)

The Adviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g)

The Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h)

The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

The Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(j)

The Trust hereby retains Adviser to provide, or, upon receipt of written approval of the Trust arrange for other companies to provide, the following services to the Fund(s) in the manner and to the extent that such services are reasonably necessary for the operation of the Fund (collectively, the "Services"):

(1)

accounting services and functions, including costs and expenses of any independent public accountants;

(2)

non-litigation related legal, including the expenses of maintaining registration and qualification of the Trust and the Fund under federal, state and any other applicable laws and regulations;

(3)

dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Fund accounts);

(4)

custodian and depository services and functions;

(5)

distribution, marketing, and/or underwriting services;

(6)

independent pricing services;

(7)

preparation of reports describing the operations of the Fund(s), including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Fund(s);

(8)

sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Adviser under the Management Agreement between the Trust and Adviser, including maintenance of shareholder records and shareholder information concerning the status of its Fund(s) accounts by investment adviser, subadviser, broker-dealers, financial institutions, and other organizations on behalf of Adviser;

(9)

Shareholder and Board of Trustee communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Trust's Fund shareholders, as well as all expenses of shareholders' and Board of Trustee' meetings, including the compensation and reimbursable expenses of the Trustees of the Trust;

(10)

other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Fund(s), and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

(k)

Notwithstanding the provisions of Paragraph 3(j) above, the Services shall not include and Adviser will not be responsible for any of the following:

(1)

all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Fund(s) in connection with securities transactions to which the Trust or the Fund(s) is a party or in connection with securities owned by the Trust or the Fund(s);

(2)

the interest on indebtedness, if any, incurred by the Trust or the Fund(s);

(3)

the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or the Fund(s) to federal, state, county, city, or other governmental agents;

(4)

the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust or the Fund(s);

(5)

any non-interested Trustee fee(s);

(6)

Chief Compliance Officer and compliance related services for the Trust or Fund; and

(7)

any other extraordinary expense of the Trust or Fund.

(l)

Adviser assume and shall pay for maintaining the staff, personnel, space, equipment and facilities necessary to perform its obligations under this Agreement.

SECTION 4. Compensation; Expenses

(a)

In consideration of the foregoing, the Trust shall pay the Adviser, with respect to the Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)

No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act; and

(c)

The Trust shall be responsible for and assumes the obligation for payment of: (i) advisory fees payable under this Agreement; (ii) costs of membership in trade associations; (iii) any expenses recouped by the Adviser; (iv) SEC registration fees and related expenses; (v) any non-interested Trustee fees; (vi) Chief Compliance Officer and compliance related services for the Trust or Fund; and  (vii) any extraordinary Trust expenses.

(d)

The Adviser shall jointly and separately be responsible for and assumes the obligation for payment of all of the Trust’s expenses, including: (i) the fees payable to each administrator under an agreement between the administrator and the Trust; (ii) expenses of issue, repurchase and redemption of Shares; (iii) premiums of insurance for the Trust, the Trustees and officers and fidelity bond premiums; (iv) fees and expenses of third parties, including the Trust’s independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant (unless extraordinary); (v) fees of pricing, interest, dividend, credit and other reporting services; (vi) telecommunications expenses; (vii) funds transmission expenses; (viii) auditing and legal expenses (unless extraordinary); (ix) costs of forming the Trust and maintaining its existence; (x) costs of preparing, filing and printing the Trust’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xi) expenses of meetings of shareholders and proxy solicitations; (xii) costs of reproduction, stationery, supplies and postage; (xiii) the costs of personnel (who may be employees of the Adviser, an administrator or its respective affiliated persons) performing services for the Trust; (xiv) costs of Board, Board committee, and other corporate meetings; (xv) all interested Trustee fees; (xvi) state, territory or foreign securities laws registration fees and related expenses; and (xvii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar manners.

SECTION 5. Standard of Care

(a)

The Trust shall expect of Adviser, and the Adviser will give the Trust the benefit of, the Adviser’ best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’ duties hereunder, or by reason of the Adviser’ reckless disregard of its obligations and duties hereunder.

(b)

The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’ employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. Effectiveness, Duration and Termination

(a)

This Agreement shall become effective with respect to the Fund immediately upon approval by a majority of the outstanding voting securities of that Fund or approval by at least a majority of all independent Trustees.

(b)

This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser or (ii) by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. Activities of the Adviser

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’ right, or the right of any of the Adviser’ officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. Representations of Adviser

The Adviser represents and warrants to the Trust that:

(a)

It is either registered as an Investment Adviser under the Investment Adviser Act of 1940, as amended (“Adviser Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Adviser Act;

(b)

It is not prohibited by the 1940 Act or the Adviser Act from performing the services contemplated by this Agreement;

(c)

It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)

It will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. Subadviser

At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment Adviser pursuant to the Adviser Act or who are exempt from registration thereunder (“Subadviser”). Each Subadvisers’ employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. Limitation of Shareholder and Trustee Liability

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser’ rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 11. Miscellaneous

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b)

No amendment to this Agreement or the termination of this Agreement with respect to the Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

(d)

This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by the Adviser and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at its respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of the Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or portfolio manager of either Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(l)

The terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that its signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as of the day and year first above written.

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

By:

         Paul B. Ordonio

Micah White

MONTEAGLE FUNDS

MANAGEMENT AGREEMENT

APPENDIX A

Adviser	Fund	Annual Fee Rate as a % of the Fund of the Trust – Net Assets of the Fund
Nashville Capital Corporation	Quality Growth Fund	First $25 Million 1.20% Next $25 Million 1.115% Next $50 Million .975% Over $100 Million .875%

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

              By:

         Paul B. Ordonio

  Micah White

FORM OF MANAGEMENT AGREEMENT

The Texas Fund

This Management Agreement (the “Agreement”) made as of the ___ day of December, 2019, by and between Monteagle Funds  a Delaware business trust with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Trust”), on behalf of its series The Texas Fund (the “Fund”) and Nashville Capital Corporation a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Adviser is authorized to act as an investment adviser under the Investment Adviser Act of 1940, and engage in the advisory business and the provision of certain other administrative and recordkeeping services in connection therewith; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for The Texas Fund, a series of the Trust, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement; and

WHEREAS, the Trust wishes to engage Adviser, to provide, or arrange for the provision of, certain operational services which are necessary for the day-to-day operations of the Fund, as amended from time to time by agreement of the parties, in the manner and on the terms and conditions hereinafter set forth, and Adviser wishes to accept such engagement; and

WHEREAS, the Trust and the Adviser desire to enter into the arrangement described herein relating to certain expenses of the Trust;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. Appointment; Delivery of Documents

(a)

The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts its employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust’s Trust Instrument (as amended from time to time, “Organic Documents”); (ii) the Trust’s Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”); (iii) the Trust’s current Prospectuses and Statements of Additional Information of the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) each plan of distribution or similar document (if any) adopted by the Trust under Rule 12b-1 under the 1940 Act (“Plan”) and each current shareholder service plan or similar document (if any) adopted by the Trust (“Service Plan”); and (v) all procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Adviser: (x) a copy of the resolution of the Board of Trustees of the Trust (the “Board”) appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable them to perform its duties pursuant to this Agreement.

(c)

The Adviser has delivered to the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. Duties of the Trust

(a)

The Trust will pay to Adviser on the last day of each month a fee at an annual rate outlined in Appendix A subject to this Agreement, such fee to be computed daily based upon the net asset value of the Fund as determined by a valuation made in accordance with the Trust's procedure for calculating the Fund’s net asset value as described in the Trust's Prospectus and/or Statement of Additional Information. During any period when the determination of the Fund's net asset value is suspended by the Trustees of the Trust, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Paragraph 2(a), be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

(b)

The Trust will, from time to time, furnish or otherwise make available to Adviser such information relating to the business and affairs of the Fund as Adviser may reasonably require in order to discharge its duties and obligations hereunder. Additionally, the Trust shall cause all service providers to the Trust to furnish information to the Adviser, and assist the Adviser as may be required.

SECTION 3. Duties of the Adviser

(a)

The Adviser shall make all decisions with respect to the allocation of the Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Fund may invest. The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund, the Subadviser, as applicable, and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal

Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c)

The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’ duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(d)

The Adviser will report to the Board all material matters. On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change in control of the Adviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change.

(e)

The Adviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(f)

The Adviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g)

The Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h)

The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

The Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(j)

The Trust hereby retains Adviser to provide, or, upon receipt of written approval of the Trust arrange for other companies to provide, the following services to the Fund(s) in the manner and to the extent that such services are reasonably necessary for the operation of the Fund (collectively, the "Services"):

(1)

accounting services and functions, including costs and expenses of any independent public accountants;

(2)

non-litigation related legal, including the expenses of maintaining registration and qualification of the Trust and the Fund under federal, state and any other applicable laws and regulations;

(3)

dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Fund accounts);

(4)

custodian and depository services and functions;

(5)

distribution, marketing, and/or underwriting services;

(6)

independent pricing services;

(7)

preparation of reports describing the operations of the Fund(s), including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Fund(s);

(8)

sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Adviser under the Management Agreement between the Trust and Adviser, including maintenance of shareholder records and shareholder information concerning the status of its Fund(s) accounts by investment adviser, subadviser, broker-dealers, financial institutions, and other organizations on behalf of Adviser;

(9)

Shareholder and Board of Trustee communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Trust's Fund shareholders, as well as all expenses of shareholders' and Board of Trustee' meetings, including the compensation and reimbursable expenses of the Trustees of the Trust;

(10)

other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Fund(s), and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

(k)

Notwithstanding the provisions of Paragraph 3(j) above, the Services shall not include and Adviser will not be responsible for any of the following:

(1)

all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Fund(s) in connection with securities transactions to which the Trust or the Fund(s) is a party or in connection with securities owned by the Trust or the Fund(s);

(2)

the interest on indebtedness, if any, incurred by the Trust or the Fund(s);

(3)

the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or the Fund(s) to federal, state, county, city, or other governmental agents;

(4)

the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust or the Fund(s);

(5)

any non-interested Trustee fee(s);

(6)

Chief Compliance Officer and compliance related services for the Trust or Fund; and

(7)

any other extraordinary expense of the Trust or Fund.

(l)

Adviser assume and shall pay for maintaining the staff, personnel, space, equipment and facilities necessary to perform its obligations under this Agreement.

SECTION 4. Compensation; Expenses

(a)

In consideration of the foregoing, the Trust shall pay the Adviser, with respect to the Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)

No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act; and

(c)

The Trust shall be responsible for and assumes the obligation for payment of: (i) advisory fees payable under this Agreement; (ii) costs of membership in trade associations; (iii) any expenses recouped by the Adviser; (iv) SEC registration fees and related expenses; (v) any non-interested Trustee fees; (vi) Chief Compliance Officer and compliance related services for the Trust or Fund; and  (vii) any extraordinary Trust expenses.

(d)

The Adviser shall jointly and separately be responsible for and assumes the obligation for payment of all of the Trust’s expenses, including: (i) the fees payable to each administrator under an agreement between the administrator and the Trust; (ii) expenses of issue, repurchase and redemption of Shares; (iii) premiums of insurance for the Trust, the Trustees and officers and fidelity bond premiums; (iv) fees and expenses of third parties, including the Trust’s independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant (unless extraordinary); (v) fees of pricing, interest, dividend, credit and other reporting services; (vi) telecommunications expenses; (vii) funds transmission expenses; (viii) auditing and legal expenses (unless extraordinary); (ix) costs of forming the Trust and maintaining its existence; (x) costs of preparing, filing and printing the Trust’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xi) expenses of meetings of shareholders and proxy solicitations; (xii) costs of reproduction, stationery, supplies and postage; (xiii) the costs of personnel (who may be employees of the Adviser, an administrator or its respective affiliated persons) performing services for the Trust; (xiv) costs of Board, Board committee, and other corporate meetings; (xv) all interested Trustee fees; (xvi) state, territory or foreign securities laws registration fees and related expenses; and (xvii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar manners.

SECTION 5. Standard of Care

(a)

The Trust shall expect of Adviser, and the Adviser will give the Trust the benefit of, the Adviser’ best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’ duties hereunder, or by reason of the Adviser’ reckless disregard of its obligations and duties hereunder.

(b)

The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the

Adviser’ employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. Effectiveness, Duration and Termination

(a)

This Agreement shall become effective with respect to the Fund immediately upon approval by a majority of the outstanding voting securities of that Fund or approval by at least a majority of all independent Trustees.

(b)

This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser or (ii) by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. Activities of the Adviser

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’ right, or the right of any of the Adviser’ officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. Representations of Adviser

The Adviser represents and warrants to the Trust that:

(a)

It is either registered as an Investment Adviser under the Investment Adviser Act of 1940, as amended (“Adviser Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Adviser Act;

(b)

It is not prohibited by the 1940 Act or the Adviser Act from performing the services contemplated by this Agreement;

(c)

It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)

It will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. Subadviser

At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment Adviser pursuant to the Adviser Act or who are exempt from registration thereunder (“Subadviser”). Each Subadvisers’ employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. Limitation of Shareholder and Trustee Liability

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser’ rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 11. Miscellaneous

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b)

No amendment to this Agreement or the termination of this Agreement with respect to the Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

(d)

This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by the Adviser and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at its respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of the Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or portfolio manager of either Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(l)

The terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that its signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as of the day and year first above written.

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

By:

         Paul B. Ordonio

Micah White

MONTEAGLE FUNDS

MANAGEMENT AGREEMENT

APPENDIX A

Adviser	Fund	Annual Fee Rate as a % of the Fund of the Trust – Net Assets of the Fund
Nashville Capital Corporation	The Texas Fund	First $10 Million 1.45% Next $15 Million 1.35% Next $25 Million 1.25% Next $50 Million 1.10% Over $100 Million .95%

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

              By:

         Paul B. Ordonio

  Micah White

FORM OF MANAGEMENT AGREEMENT

Monteagle Opportunity Equity Fund

This Management Agreement (the “Agreement”) made as of the ___ day of December , 2019, by and between Monteagle Funds  a Delaware business trust with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Trust”), on behalf of its series the Monteagle Opportunity Equity Fund (the “Fund”) and Nashville Capital Corporation a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Adviser is authorized to act as an investment adviser under the Investment Adviser Act of 1940, and engage in the advisory business; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for the Monteagle Opportunity Equity Fund, a series of the Trust, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement; and

WHEREAS, the Trust and the Adviser desire to enter into the arrangement described herein relating to certain expenses of the Trust;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. Appointment; Delivery of Documents

(a)

The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts its employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust’s Trust Instrument (as amended from time to time, “Organic Documents”); (ii) the Trust’s Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”); (iii) the Trust’s current Prospectuses and Statements of Additional Information of the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) each plan of distribution or similar document (if any) adopted by the Trust under Rule 12b-1 under the 1940 Act (“Plan”) and each current shareholder service plan or similar document (if any) adopted by the Trust (“Service Plan”); and (v) all procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Adviser: (x) a copy of the resolution of the Board of Trustees of the Trust (the “Board”) appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable them to perform its duties pursuant to this Agreement.

(c)

The Adviser has delivered to the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. Duties of the Trust

(a)

The Trust will pay to Adviser on the last day of each month a fee at an annual rate outlined in Appendix A subject to this Agreement, such fee to be computed daily based upon the net asset value of the Fund as determined by a valuation made in accordance with the Trust’s procedure for calculating the Fund’s net asset value as described in the Trust’s Prospectus and/or Statement of Additional Information. During any period when the determination of the Fund’s net asset value is suspended by the Trustees of the Trust, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Paragraph 2(a), be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

(b)

The Trust will, from time to time, furnish or otherwise make available to Adviser such information relating to the business and affairs of the Fund as Adviser may reasonably require in order to discharge its duties and obligations hereunder. Additionally, the Trust shall cause all service providers to the Trust to furnish information to the Adviser and assist the Adviser as may be required.

SECTION 3. Duties of the Adviser

(a)

The Adviser shall make all decisions with respect to the allocation of the Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Fund may invest. The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28I of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund, the Subadviser, as applicable, and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c)

The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’ duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(d)

The Adviser will report to the Board all material matters. On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change in control of the Adviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change.

(e)

The Adviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(f)

The Adviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g)

The Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h)

The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

The Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)I under the 1940 Act.

(j)

The Services shall not include and Adviser will not be responsible for any of the following:

(1)

all brokers’ commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Fund(s) in connection with securities transactions to which the Trust or the Fund(s) is a party or in connection with securities owned by the Trust or the Fund(s);

(2)

the interest on indebtedness, if any, incurred by the Trust or the Fund(s);

(3)

the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or the Fund(s) to federal, state, county, city, or other governmental agents;

(4)

the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust or the Fund(s);

(5)

any non-interested Trustee fee(s);

(6)

Chief Compliance Officer and compliance related services for the Trust or Fund; and

(7)

any other extraordinary expense of the Trust or Fund.

(k)

Adviser assume and shall pay for maintaining the staff, personnel, space, equipment and facilities necessary to perform its obligations under this Agreement.

SECTION 4. Compensation; Expenses

(a)

In consideration of the foregoing, the Trust shall pay the Adviser, with respect to the Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)

No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)I under the 1940 Act; and

(c)

The Trust shall be responsible for and assumes the obligation for payment of: (i) advisory fees payable under this Agreement; (ii) costs of membership in trade associations; (iii) any expenses recouped by the Adviser; (iv) SEC registration fees and related expenses; (v) any non-interested Trustee fees; (vi) Chief Compliance Officer and compliance related services for the Trust or Fund; and  (vii) any extraordinary Trust expenses including, but not limited to, litigation expenses.

SECTION 5. Standard of Care

(a)

The Trust shall expect of Adviser, and the Adviser will give the Trust the benefit of, the Adviser’ best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’ duties hereunder, or by reason of the Adviser’ reckless disregard of its obligations and duties hereunder.

(b)

The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’ employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. Effectiveness, Duration and Termination

(a)

This Agreement shall become effective with respect to the Fund immediately upon approval by a majority of the outstanding voting securities of that Fund or approval by at least a majority of all independent Trustees.

(b)

This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser or (ii) by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. Activities of the Adviser

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’ right, or the right of any of the Adviser’ officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. Representations of Adviser

The Adviser represents and warrants to the Trust that:

(a)

It is either registered as an Investment Adviser under the Investment Adviser Act of 1940, as amended (“Adviser Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Adviser Act;

(b)

It is not prohibited by the 1940 Act or the Adviser Act from performing the services contemplated by this Agreement;

(c)

It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)

It will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. Subadviser

At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment Adviser pursuant to the Adviser Act or who are exempt from registration thereunder (“Subadviser”). Each Subadvisers’ employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. Limitation of Shareholder and Trustee Liability

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser’ rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 11. Miscellaneous

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b)

No amendment to this Agreement or the termination of this Agreement with respect to the Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

(d)

This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by the Adviser and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at its respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of the Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or portfolio manager of either Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(l)

The terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that its signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as of the day and year first above written.

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

By:

         Paul B. Ordonio

Micah White

MONTEAGLE FUNDS

MANAGEMENT AGREEMENT

APPENDIX A

Adviser	Fund	Annual Fee Rate as a % of the Funds of the Trust – Net Assets of the Fund
Nashville Capital Corporation	Monteagle Opportunity Equity Fund	First $25 Million .85% Next $25 Million .80% Next $50 Million .75% Over $100 Million .70%

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

By:

         Paul B. Ordonio

  Micah White

FORM OF MANAGEMENT AGREEMENT

Smart Diversification Fund.

This Management Agreement (the “Agreement”) made as of the ___ day of December, 2019, by and between Monteagle Funds, a Delaware business trust with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Trust”), on behalf of its series the Smart Diversification Fund (the “Fund”), and Nashville Capital Corporation a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Adviser is authorized to act as an investment adviser under the Investment Adviser Act of 1940, and engage in the advisory business and the provision of certain other administrative and recordkeeping services in connection therewith; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for the Smart Diversification Fund, a series of the Trust, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement; and

WHEREAS, the Trust wishes to engage Adviser, to provide, or arrange for the provision of, certain operational services which are necessary for the day-to-day operations of the Fund, as amended from time to time by agreement of the parties, in the manner and on the terms and conditions hereinafter set forth, and Adviser wishes to accept such engagement; and

WHEREAS, the Trust and the Adviser desire to enter into the arrangement described herein relating to certain expenses of the Trust;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. Appointment; Delivery of Documents

(a)

The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts its employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust’s Trust Instrument (as amended from time to time, “Organic Documents”); (ii) the Trust’s Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”); (iii) the Trust’s current Prospectuses and Statements of Additional Information of the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) each plan of distribution or similar document (if any) adopted by the Trust under Rule 12b-1 under the 1940 Act (“Plan”) and each current shareholder service plan or similar document (if any) adopted by the Trust (“Service Plan”); and (v) all procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Adviser: (x) a copy of the resolution of the Board of Trustees of the Trust (the “Board”) appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable them to perform its duties pursuant to this Agreement.

(c)

The Adviser has delivered to the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. Duties of the Trust

(a)

The Trust will pay to Adviser on the last day of each month a fee at an annual rate outlined in Appendix A subject to this Agreement, such fee to be computed daily based upon the net asset value of the Fund as determined by a valuation made in accordance with the Trust's procedure for calculating the Fund’s net asset value as described in the Trust's Prospectus and/or Statement of Additional Information. During any period when the determination of the Fund's net asset value is suspended by the Trustees of the Trust, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Paragraph 2(a), be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

(b)

The Trust will, from time to time, furnish or otherwise make available to Adviser such information relating to the business and affairs of the Fund as Adviser may reasonably require in order to discharge its duties and obligations hereunder. Additionally, the Trust shall cause all service providers to the Trust to furnish information to the Adviser, and assist the Adviser as may be required.

SECTION 3. Duties of the Adviser

(a)

The Adviser shall make all decisions with respect to the allocation of the Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Fund may invest. The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets in the Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund, the Subadviser, as applicable, and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c)

The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’ duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(d)

The Adviser will report to the Board all material matters. On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change in control of the Adviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change.

(e)

The Adviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(f)

The Adviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g)

The Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h)

The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

The Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(j)

The Trust hereby retains Adviser to provide, or, upon receipt of written approval of the Trust arrange for other companies to provide, the following services to the Fund(s) in the manner and to the extent that such services are reasonably necessary for the operation of the Fund (collectively, the "Services"):

(1)

accounting services and functions, including costs and expenses of any independent public accountants;

(2)

non-litigation related legal, including the expenses of maintaining registration and qualification of the Trust and the Fund under federal, state and any other applicable laws and regulations;

(3)

dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Fund accounts);

(4)

custodian and depository services and functions;

(5)

distribution, marketing, and/or underwriting services;

(6)

independent pricing services;

(7)

preparation of reports describing the operations of the Fund(s), including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Fund(s);

(8)

sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Adviser under the Management Agreement between the Trust and Adviser, including maintenance of shareholder records and shareholder information concerning the status of its Fund(s) accounts by investment adviser, subadviser, broker-dealers, financial institutions, and other organizations on behalf of Adviser;

(9)

Shareholder and Board of Trustee communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Trust's Fund shareholders, as well as all expenses of shareholders' and Board of Trustee' meetings, including the compensation and reimbursable expenses of the Trustees of the Trust;

(10)

other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Fund(s), and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

(k)

Notwithstanding the provisions of Paragraph 3(j) above, the Services shall not include and Adviser will not be responsible for any of the following:

(1)

all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Fund(s) in connection with securities transactions to which the Trust or the Fund(s) is a party or in connection with securities owned by the Trust or the Fund(s);

(2)

the interest on indebtedness, if any, incurred by the Trust or the Fund(s);

(3)

the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or the Fund(s) to federal, state, county, city, or other governmental agents;

(4)

the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust or the Fund(s);

(5)

any non-interested Trustee fee(s);

(6)

Chief Compliance Officer and compliance related services for the Trust or Fund; and

(7)

any other extraordinary expense of the Trust or Fund.

(l)

Adviser assume and shall pay for maintaining the staff, personnel, space, equipment and facilities necessary to perform its obligations under this Agreement.

SECTION 4. Compensation; Expenses

(a)

In consideration of the foregoing, the Trust shall pay the Adviser, with respect to the Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)

No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act; and

(c)

The Trust shall be responsible for and assumes the obligation for payment of: (i) advisory fees payable under this Agreement; (ii) costs of membership in trade associations; (iii) any expenses recouped by the Adviser; (iv) SEC registration fees and related expenses; (v) any non-interested Trustee fees; (vi) Chief Compliance Officer and compliance related services for the Trust or Fund; and  (vii) any extraordinary Trust expenses.

(d)

The Adviser shall jointly and separately be responsible for and assumes the obligation for payment of all of the Trust’s expenses, including: (i) the fees payable to each administrator under an agreement between the administrator and the Trust; (ii) expenses of issue, repurchase and redemption of Shares; (iii) premiums of insurance for the Trust, the Trustees and officers and fidelity bond premiums; (iv) fees and expenses of third parties, including the Trust’s independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant (unless extraordinary); (v) fees of pricing, interest, dividend, credit and other reporting services; (vi) telecommunications expenses; (vii) funds transmission expenses; (viii) auditing and legal expenses (unless extraordinary); (ix) costs of forming the Trust and maintaining its existence; (x) costs of preparing, filing and printing the Trust’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xi) expenses of meetings of shareholders and proxy solicitations; (xii) costs of reproduction, stationery, supplies and postage; (xiii) the costs of personnel (who may be employees of the Adviser, an administrator or its respective affiliated persons) performing services for the Trust; (xiv) costs of Board, Board committee, and other corporate meetings; (xv) all interested Trustee fees; (xvi) state, territory or foreign securities laws registration fees and related expenses; and (xvii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar manners.

SECTION 5. Standard of Care

(a)

The Trust shall expect of Adviser, and the Adviser will give the Trust the benefit of, the Adviser’ best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’ duties hereunder, or by reason of the Adviser’ reckless disregard of its obligations and duties hereunder.

(b)

The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the

Adviser’ employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. Effectiveness, Duration and Termination

(a)

This Agreement shall become effective with respect to the Fund immediately upon approval by a majority of the outstanding voting securities of that Fund or approval by at least a majority of all independent Trustees.

(b)

This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser or (ii) by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. Activities of the Adviser

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’ right, or the right of any of the Adviser’ officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. Representations of Adviser

The Adviser represents and warrants to the Trust that:

(a)

It is either registered as an Investment Adviser under the Investment Adviser Act of 1940, as amended (“Adviser Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Adviser Act;

(b)

It is not prohibited by the 1940 Act or the Adviser Act from performing the services contemplated by this Agreement;

(c)

It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)

It will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. Subadviser

At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment Adviser pursuant to the Adviser

Act or who are exempt from registration thereunder (“Subadviser”). Each Subadvisers’ employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. Limitation of Shareholder and Trustee Liability

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser’ rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 11. Miscellaneous

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b)

No amendment to this Agreement or the termination of this Agreement with respect to the Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

(d)

This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by the Adviser and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at its respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of the Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or Adviser of either Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(l)

The terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that its signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as of the day and year first above written.

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

By:

         Paul B. Ordonio

Micah White

MONTEAGLE FUNDS

MANAGEMENT AGREEMENT

APPENDIX A

Adviser	Fund	Annual Fee Rate as a % of the Funds of the Trust – Net Assets of the Fund
Nashville Capital Corporation	Smart Diversification Fund	First $10 Million 1.45% Next $15 Million 1.25% Next $25 Million 1.15% Next $50 Million 1.00% Over $100 Million 0.90%

TRUST

ADVISER

MONTEAGLE FUNDS

NASHVILLE CAPITAL CORPORATION

By:

              By:

         Paul B. Ordonio

  Micah White

APPENDIX C

FORMS OF SUBADVISORY AGREEMENTS

Monteagle Select Value Fund.

AGREEMENT made as of the ____ day of December, 2019 by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Avenue, Nashville, Tennessee 37211, (the "Trust"); Nashville Capital Corporation, a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, Tennessee 37211 (the "Adviser"); and Parkway Advisors, L.P., a Delaware partnership, with its principal office and place of business at 6550 Directors Parkway, Abilene, Texas 79606 (the "Subadviser").

WHEREAS, Adviser has entered into a Management Agreement ("Management Agreement") with the Trust;

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

WHEREAS, pursuant to the Management Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement,

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)

The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c)

The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the

"Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a)

In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

(b)

In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Management Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a)

The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c)

The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

(d)

The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e)

The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

(f)

The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

(g)

The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

(h)

The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)

In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b)

The Subadviser may agree to waive all or part of its fees by separate agreement.

(c)

No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(d)

Subadviser shall be responsible for all costs (such as proxy preparation and solicitation, legal, audit, etc.) associated with any actions taken by the Subadviser which require Board and Shareholder approval.

SECTION 5. STANDARD OF CARE

(a)

The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b)

The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c)

The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)

This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)

This Agreement shall remain in effect for an initial period of two (2) years unless terminated earlier by the parties or a new agreement has been approved.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof

(b)

No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund

(c)

No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

(d)

THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

(l)

The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person", "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as of the day and year first above written.

MONTEAGLE FUNDS

By: __________________

       Paul Ordonio

NASHVILLE CAPITAL CORPORATION

By: __________________

       Micah White

PARKWAY ADVISORS, LP

By: __________________

      Theron Holladay

MONTEAGLE FUNDS

on behalf of its separate series the

MONTEAGLE SELECT VALUE FUND

SUB-ADVISORY AGREEMENT

Appendix A

Fee as a % of the Annual

Fund(s) of the Trust

Average Daily Net Assets of the

Fund

Select Value Fund

0.50%

FORM OF SUBADVISORY AGREEMENT

Monteagle Fixed Income Fund.

AGREEMENT made as of the ___ day of December, 2019, by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211, (the “Trust”); Nashville Capital Corporation, a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Adviser”); and Howe and Rusling, Inc., a New York Corporation, with its principal office and place of business at 120 East Avenue, Rochester, New York 14604 (the “Subadviser”).

WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the ___ day of December, 2019 (“Advisory Agreement”) with the Trust;

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a “Fund” and, collectively, the “Funds”);

WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust’s Trust Instrument and Bylaws (collectively, as amended from time to time, “Organic Documents”), (ii) the Trust’s Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”), (iii) the Trust’s current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a) In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser

(i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

(b) In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b) The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser’s behalf in any such respect.

(d) The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

 (f) The Subadviser will cooperate with each Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g) The Subadviser will provide the Funds’ custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds’ assets under the Subadviser’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds’ fund accountant does not obtain prices in the ordinary course of business.

(h) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i) Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b) The Subadviser may agree to waive all or part of its fees by separate agreement.

(c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(d)

Subadviser shall be responsible for all costs (such as proxy preparation and solicitation, legal, audit, etc.) associated with any actions taken by the Subadviser which require Board and Shareholder approval.

SECTION 5. STANDARD OF CARE

(a) The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b) This Agreement shall remain in effect for an initial period of two (2) years unless terminated earlier by the parties or a new agreement has been approved.

(c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c) No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

(d) THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k) No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser’s obligations under this Agreement.

(l) The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person”, “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

SIGNATURE PAGE IS ON THE NEXT PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as of the day and year first above written.

MONTEAGLE FUNDS By: ___________________ Paul B. Ordonio NASHVILLE CAPITAL CORPORATION By: ___________________ Micah White HOWE AND RUSLING, INC. By: ___________________ Craig Cairns

MONTEAGLE FUNDS

on behalf of its separate series the

MONTEAGLE FIXED INCOME FUND

SUB-ADVISORY AGREEMENT

Appendix A

Funds of the Trust	Annual Average Daily Net Assets of the Fund	Fee Rate
Monteagle Fixed Income Fund	$1-25 MM	0.30%
	$25-50 MM	0.25%
	$50-100 MM	0.20%
	>$100 MM	0.20%

FORM OF SUBADVISORY AGREEMENT

Monteagle Quality Growth Fund.

AGREEMENT made as of the ______ day of December, 2019 by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Ave. Nashville, TN 37211, (the "Trust"); Nashville Capital Corporation, a Tennessee Corporation, with its principal office and place of business at 2506 Winford Ave. Nashville, TN 37211 (the "Adviser"); and Howe and Rusling, Inc., a New York Corporation, with its principal office and place of business at 120 East Avenue, Rochester, New York 14604 (the "Subadviser").

WHEREAS, Adviser has entered into a Management Agreement ("Management Agreement") with the Trust dated the ______ day of December, 2019;

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

WHEREAS, pursuant to the Management Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)

The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c)

The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a)

In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

(b)

In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Management Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a)

The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c)

The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

(d)

The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e)

The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

(f)

The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

(g)

The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which. the Funds' fund accountant does not obtain prices in the ordinary course of business.

(h)

The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)

In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b)

The Subadviser may agree to waive all or part of its fees by separate agreement.

(c)

No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(d)

Subadviser shall be responsible for all costs (such as proxy preparation and solicitation, legal, audit, etc.) associated with any actions taken by the Subadviser which require Board and Shareholder approval.

SECTION 5. STANDARD OF CARE

(a)

The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b)

The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c)

The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadvisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)

This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)

This Agreement shall remain in effect for an initial period of two (2) years unless terminated earlier by the parties or a new agreement has been approved.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Management Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and properly of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof

(b)

No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

(d)

THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

(l)

The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person", "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

SIGNATURE PAGE IS ON THE NEXT PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as of the day and year first above written.

MONTEAGLE FUNDS By: ___________________ Paul B. Ordonio NASHVILLE CAPITAL CORPORATION By: ___________________ Micah White HOWE AND RUSLING, INC. By: ___________________ Craig Cairns

MONTEAGLE FUNDS

on behalf of its separate series the

MONTEAGLE QUALITY GROWTH FUND

SUBADVISORY AGREEMENT

Appendix A

Fee as a % of the Annual

Funds of the Trust

Average Daily Net Assets of the Fund

Quality Growth Fund

0.30%

FORM OF SUBADVISORY AGREEMENT

The Texas Fund.

AGREEMENT made as of the ___ day of December, 2019 by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Avenue, Nashville, Tennessee 37211 (the "Trust"); Nashville Capital Corporation, a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, Tennessee 37211 (the "Adviser"); and J. Team Financial, Inc. d/b/a Team Financial Strategies, a Texas company, with its principal office and place of business at 1174 N. 3rd Street, Abilene, Texas 79601 (the "Subadviser").

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

WHEREAS, the Trust, on behalf of each series listed on Appendix A, and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)

The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b)

In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c)

The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a)

In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

(b)

In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a)

The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust and/or the Adviser might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)

The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund(s) and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c)

The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

(d)

The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the Fund Adviser(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e)

The Subadviser will maintain records relating to its Fund transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

(f)

The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

(g)

The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

(h)

The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i)

Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)

In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the fifteenth day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b)

The Subadviser may agree to waive all or part of its fees by separate agreement.

(c)

No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(d)

Subadviser shall be responsible for all costs (such as proxy preparation and solicitation, legal, audit, etc.) associated with any actions necessary for Board and Shareholder approval.

SECTION 5. STANDARD OF CARE

(a)

The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b)

The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the written advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c)

The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails (including electronic), transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)

This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)

This Agreement shall remain in effect for an initial period of two (2) years unless terminated earlier by the parties or a new agreement has been approved.

(c)

This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust and the Adviser. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a)

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)

No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)

No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

(d)

THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f)

This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h)

Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)

Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k)

No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

(l)

The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person", "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(m)

Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as of the day and year first above written.

MONTEAGLE FUNDS

By: __________________

       Paul Ordonio

NASHVILLE CAPITAL CORPORATION

By: __________________

       Micah White

J. TEAM FINANCIAL, INC. D/B/A

TEAM FINANCIAL STRATEGIES

By: __________________

       Jody Team

MONTEAGLE FUNDS

on behalf of its separate series

THE TEXAS FUND

SUB-ADVISORY AGREEMENT

APPENDIX A

Funds of the Trust	Fee as a % of the Annual Average Daily Net Assets of the Fund
The Texas Fund	First $10 Million (AUM) 0.25%
Above $10 Million (AUM) 0.60%

FORM OF SUBADVISORY AGREEMENT

Monteagle Opportunity Equity Fund

AGREEMENT made as of the ______ day of December, 2019, by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211, (the “Trust”); Nashville Capital Corporation, a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Adviser”); and G.W. Henssler & Associates, Ltd., a Georgia corporation, with its principal office and place of business at 3735 Cherokee Street, Kennesaw, Georgia 30144 (the “Subadviser”).

WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the ______ day of December, 2019 (“Advisory Agreement”) with the Trust;

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a “Fund” and, collectively, the “Funds”);

WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust’s Trust Instrument and Bylaws (collectively, as amended from time to time, “Organic Documents”), (ii) the Trust’s Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”), (iii) the Trust’s current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a) In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

(b) In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b) The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser’s behalf in any such respect.

(d) The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

 (f) The Subadviser will cooperate with each Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g) The Subadviser will provide the Funds’ custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds’ assets under the Subadviser’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds’ fund accountant does not obtain prices in the ordinary course of business.

(h) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i) Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b) The Subadviser may agree to waive all or part of its fees by separate agreement.

(c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(d)

Subadviser shall be responsible for all costs (such as proxy preparation and solicitation, legal, audit, etc.) associated with any actions taken by the Subadviser which require Board and Shareholder approval.

SECTION 5. STANDARD OF CARE

(a) The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b) This Agreement shall remain in effect for an initial period of two (2) years unless terminated earlier by the parties or a new agreement has been approved.

 (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c) No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

(d) THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k) No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser’s obligations under this Agreement.

(l) The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person”, “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as of the day and year first above written.

MONTEAGLE FUNDS By: Paul B. Ordonio NASHVILLE CAPITAL CORPORATION By: Micah White G.W. HENSSLER & ASSOCIATES, LTD. By: William Lako, Jr.

MONTEAGLE FUNDS

on behalf of its separate series the

MONTEAGLE OPPORTUNITY EQUITY FUND

SUBADVISORY AGREEMENT

Appendix A

Funds of the Trust	Annual Average Daily Net Assets of the Fund	Fee Rate
Monteagle Opportunity Equity Fund	$0-25 MM	0.25%
	>$25MM	0.50%

FORMS OF SUBADVISORY AGREEMENTS

Smart Diversification Fund.

AGREEMENT made as of the _____ day of December, 2019, by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211, (the “Trust”); Nashville Capital Corporation, a Tennessee corporation, with its principal office and place of business at 2506 Winford Avenue, Nashville, TN 37211 (the “Adviser”); and Luken Investment Analytics, LLC, a Tennessee limited liability company, with its principal office and place of business at 1894 General George Patton Drive, Suite 500, Franklin, TN 37067 (the “Subadviser”).

WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the _____ day of December, 2019 (“Advisory Agreement”) with the Trust;

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a “Fund” and, collectively, the “Funds”);

WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust’s Trust Instrument and Bylaws (collectively, as amended from time to time, “Organic Documents”), (ii) the Trust’s Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”), (iii) the Trust’s current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST AND ADVISER

(a) In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

(b) In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUBADVISER

(a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b) The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser’s behalf in any such respect.

(d) The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

(e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

 (f) The Subadviser will cooperate with each Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g) The Subadviser will provide the Funds’ custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds’ assets under the Subadviser’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds’ fund accountant does not obtain prices in the ordinary course of business.

(h) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i) Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b) The Subadviser may agree to waive all or part of its fees by separate agreement.

(c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(d)

Subadviser shall be responsible for all costs (such as proxy preparation and solicitation, legal, audit, etc.) associated with any actions taken by the Subadviser which require Board and Shareholder approval.

SECTION 5. STANDARD OF CARE

(a) The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

(b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b) This Agreement shall remain in effect for an initial period of two (2) years unless terminated earlier by the parties or a new agreement has been approved.

(c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act, (ii) is not prohibited by the 1940 Act or the Advisers

Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c) No party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

(d) THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

(e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

(k) No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser’s obligations under this Agreement.

(l) The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person”, “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed to be effective as of the day and year first above written.

MONTEAGLE FUNDS By: ___________________ Paul B. Ordonio NASHVILLE CAPITAL CORPORATION By: ___________________ Micah White LUKEN INVESTMENT ANALYTICS, LLC By: ___________________ Gregory Luken

MONTEAGLE FUNDS

on behalf of its separate series the

SMART DIVERSIFICATION FUND

Appendix A

Funds of the Trust	Annual Average Daily Net Assets of the Fund	Fee Rate
Smart Diversification Fund	$0-10 MM	0.25%
	>$10MM	0.50%

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at ____________ using your proxy control number found below
3. By **PHONE** when you dial toll-free _____ to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free _____ Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **012345678910**

Monteagle Select Value Fund
A SERIES OF MONTEAGLE FUNDS

PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2019

The undersigned, revoking prior proxies, hereby appoints Brandon Pokersnik and Gregory Getts as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of Monteagle Funds (the "Trust") to be held at 10:00 a.m., Eastern Time on Monday, December 16, 2019 at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his/her discretion on any other matters that may properly come before the Special Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement dated December 16, 2019.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free ____________. Representatives are available to assist you Monday through Friday 9 a.m. to 10 pm. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 16, 2019. The proxy statement for this meeting is available at: ________________

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Monteagle Select Value Fund

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy, Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees (the "Board"), and each proposal below has been unanimously approved by the Board and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" each proposal if no choice is indicated. The proxy will be voted in the proxy holders' discretion as to any other matters that may properly come before the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new management agreement between the Monteagle Funds, on behalf of the **Monteagle Select Value Fund** and Nashville Capital Corporation, the Adviser.	O	O	O
		FOR	AGAINST	ABSTAIN
2.	To approve a new investment subadvisory agreement among the **Monteagle Select Value Fund, Parkway Advisors, LP** and **Nashville Capital Corporation.**	O	O	O
		FOR	AGAINST	ABSTAIN
3.	To revise the **Monteagle Select Value Fund's** fundamental investment restriction with respect to borrowing money.	O	O	O
		FOR	AGAINST	ABSTAIN
4.	If necessary, to adjourn the Special Meeting to permit further solicitation of proxies in the event a quorum does not exist, or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the proposals on behalf of each Monteagle Fund.	O	O	O
		FOR	AGAINST	ABSTAIN
5.	To transact of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MONTEAGLE FUNDS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at ____________ using your proxy control number found below
3. By **PHONE** when you dial toll-free _____ to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free _____ Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 〉 **012345678910**

Monteagle Fixed Income Fund
A SERIES OF MONTEAGLE FUNDS

PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2019

The undersigned, revoking prior proxies, hereby appoints Brandon Pokersnik and Gregory Getts as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of Monteagle Funds (the "Trust") to be held at 10:00 a.m., Eastern Time on Monday, December 16, 2019 at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his/her discretion on any other matters that may properly come before the Special Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement dated December 16, 2019.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free ____________. Representatives are available to assist you Monday through Friday 9 a.m. to 10 pm. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 16, 2019. The proxy statement for this meeting is available at: ________________

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Monteagle Fixed Income Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy, Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees (the "Board"), and each proposal below has been unanimously approved by the Board and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" each proposal if no choice is indicated. The proxy will be voted in the proxy holders' discretion as to any other matters that may properly come before the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new management agreement between the Monteagle Funds, on behalf of the **Monteagle Fixed Income Fund** and Nashville Capital Corporation, the Adviser.	○	○	○
		FOR	AGAINST	ABSTAIN
2.	To approve a new investment subadvisory agreement among the **Monteagle Fixed Income Fund, Howe and Rusling, Inc.** and **Nashville Capital Corporation.**	○	○	○
		FOR	AGAINST	ABSTAIN
3.	To revise the **Monteagle Fixed Income Fund's** fundamental investment restriction with respect to borrowing money.	○	○	○
		FOR	AGAINST	ABSTAIN
4.	If necessary, to adjourn the Special Meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the proposals on behalf of each Monteagle Fund.	○	○	○
		FOR	AGAINST	ABSTAIN
5.	To transact of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MONTEAGLE FUNDS

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at ___________ using your proxy control number found below
3. By **PHONE** when you dial toll-free _____ to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free _____ Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 〉 **012345678910**

Monteagle Quality Growth Fund
A SERIES OF MONTEAGLE FUNDS

PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2019

The undersigned, revoking prior proxies, hereby appoints Brandon Pokersnik and Gregory Getts as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of Monteagle Funds (the "Trust") to be held at 10:00 a.m., Eastern Time on Monday, December 16, 2019 at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his/her discretion on any other matters that may properly come before the Special Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement dated December 16, 2019.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free ____________. Representatives are available to assist you Monday through Friday 9 a.m. to 10 pm. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 16, 2019. The proxy statement for this meeting is available at: _______________

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Monteagle Quality Growth Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy, Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees (the "Board"), and each proposal below has been unanimously approved by the Board and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" each proposal if no choice is indicated. The proxy will be voted in the proxy holders' discretion as to any other matters that may properly come before the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new management agreement between the Monteagle Funds, on behalf the **Monteagle Quality Growth Fund** and Nashville Capital Corporation, the Adviser.	○	○	○
		FOR	AGAINST	ABSTAIN
2.	To approve a new investment subadvisory agreement among the **Monteagle Quality Growth Fund, Howe and Rusling, Inc.** and **Nashville Capital Corporation.**	○	○	○
		FOR	AGAINST	ABSTAIN
3.	To revise the **Monteagle Quality Growth Fund's** fundamental investment restriction with respect to borrowing money.	○	○	○
		FOR	AGAINST	ABSTAIN
4.	If necessary, to adjourn the Special Meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the proposals on behalf of each Monteagle Fund.	○	○	○
		FOR	AGAINST	ABSTAIN
5.	To transact of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MONTEAGLE FUNDS

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at ___________ using your proxy control number found below
3. By **PHONE** when you dial toll-free _____ to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free _____ Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **012345678910**

The Texas Fund
A SERIES OF MONTEAGLE FUNDS

PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2019

The undersigned, revoking prior proxies, hereby appoints Brandon Pokersnik and Gregory Getts as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of Monteagle Funds (the "Trust") to be held at 10:00 a.m., Eastern Time on Monday, December 16, 2019 at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his/her discretion on any other matters that may properly come before the Special Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement dated December 16, 2019.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free ____________. Representatives are available to assist you Monday through Friday 9 a.m. to 10 pm. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 16, 2019. The proxy statement for this meeting is available at: _______________

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

The Texas Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy, Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees (the "Board"), and each proposal below has been unanimously approved by the Board and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" each proposal if no choice is indicated. The proxy will be voted in the proxy holders' discretion as to any other matters that may properly come before the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new management agreement between the Monteagle Funds, on behalf of **The Texas Fund** and Nashville Capital Corporation, the Adviser.	○	○	○
		FOR	AGAINST	ABSTAIN
2.	To approve a new investment subadvisory agreement among **The Texas Fund, J. Team Financial, Inc. d/b/a Team Financial Strategies**, and **Nashville Capital Corporation**.	○	○	○
		FOR	AGAINST	ABSTAIN
3.	To revise **The Texas Fund's** fundamental investment restriction with respect to borrowing money.	○	○	○
		FOR	AGAINST	ABSTAIN
4.	If necessary, to adjourn the Special Meeting to permit further solicitation of proxies in the event a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the proposals on behalf of each Monteagle Fund.	○	○	○
		FOR	AGAINST	ABSTAIN
5.	To transact of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MONTEAGLE FUNDS

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at ____________ using your proxy control number found below

3. By **PHONE** when you dial toll-free _____ to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free _____ Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 012345678910

Monteagle Opportunity Equity Fund
A SERIES OF MONTEAGLE FUNDS

PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2019

The undersigned, revoking prior proxies, hereby appoints Brandon Pokersnik and Gregory Getts as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of Monteagle Funds (the "Trust") to be held at 10:00 a.m., Eastern Time on Monday, December 16, 2019 at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his/her discretion on any other matters that may properly come before the Special Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement dated December 16, 2019.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free ____________. Representatives are available to assist you Monday through Friday 9 a.m. to 10 pm. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 16, 2019. The proxy statement for this meeting is available at: ________________

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Monteagle Opportunity Equity Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy, Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees (the "Board"), and each proposal below has been unanimously approved by the Board and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" each proposal if no choice is indicated. The proxy will be voted in the proxy holders' discretion as to any other matters that may properly come before the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new management agreement between the Monteagle Funds, on behalf of the **Monteagle Opportunity Equity Fund** and Nashville Capital Corporation, the Adviser.	○	○	○
		FOR	AGAINST	ABSTAIN
2.	To approve a new investment subadvisory agreement among the **Monteagle Opportunity Equity Fund, G.W. Henssler & Associates, Ltd.** and **Nashville Capital Corporation**.	○	○	○
		FOR	AGAINST	ABSTAIN
3.	If necessary, to adjourn the Special Meeting to permit further solicitation of proxies in the event a quorum does not exist, or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the proposals on behalf of each Monteagle Fund.	○	○	○
		FOR	AGAINST	ABSTAIN
4.	To transact of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MONTEAGLE FUNDS

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at ___________ using your proxy control number found below

3. By **PHONE** when you dial toll-free _____ to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free _____ Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **012345678910**

Smart Diversification Fund
A SERIES OF MONTEAGLE FUNDS

PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2019

The undersigned, revoking prior proxies, hereby appoints Brandon Pokersnik and Gregory Getts as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the "Special Meeting") of Monteagle Funds (the "Trust") to be held at 10:00 a.m., Eastern Time on Monday, December 16, 2019 at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his/her discretion on any other matters that may properly come before the Special Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement dated December 16, 2019.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free ____________. Representatives are available to assist you Monday through Friday 9 a.m. to 10 pm. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 16, 2019. The proxy statement for this meeting is available at: ________________

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Smart Diversification Fund

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy, Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust's Board of Trustees (the "Board"), and each proposal below has been unanimously approved by the Board and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" each proposal if no choice is indicated. The proxy will be voted in the proxy holders' discretion as to any other matters that may properly come before the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new management agreement between the Monteagle Funds, on behalf of the **Smart Diversification Fund** and Nashville Capital Corporation, the Adviser.	O	O	O
		FOR	AGAINST	ABSTAIN
2.	To approve a new investment subadvisory agreement among the **Smart Diversification Fund, Luken Investment Analytics, LLC and Nashville Capital Corporation.**	O	O	O
		FOR	AGAINST	ABSTAIN
3.	If necessary, to adjourn the Special Meeting to permit further solicitation of proxies in the event a quorum does not exist, or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve the proposals on behalf of each Monteagle Fund	O	O	O
		FOR	AGAINST	ABSTAIN
4.	To transact of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]